SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

ALABAMA NATIONAL BANCORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 31, 2004

To the Stockholders of Alabama National BanCorporation:

You are invited to attend the 2004 Annual Meeting of Stockholders of Alabama National BanCorporation (“ANB” or the “Company”), which will be held at the principal office of the Company, 1927 First Avenue North, Birmingham, Alabama 35203, on Wednesday, May 5, 2004, at 10:00 a.m., local time. Formal notice of the annual meeting, a proxy statement and a proxy card accompany this letter.

Also enclosed is the Company’s 2003 Annual Report to Stockholders.

Information about the annual meeting and the various matters on which the stockholders will act is included in the enclosed notice of annual meeting of stockholders and proxy statement. Please carefully consider the enclosed proxy statement and execute and return your proxy card so that the Company may be assured of the presence of a quorum at the annual meeting. A postage-prepaid envelope is enclosed for your convenience in replying. The prompt return of your proxy card will be of great assistance in reducing the expense of subsequent mailings. If you attend the annual meeting, and so elect, you may withdraw your proxy and vote in person.

Sincerely,

John H. Holcomb, III
Chairman of the Board and
Chief Executive Officer

1927 FIRST AVENUE NORTH    •     BIRMINGHAM, ALABAMA 35203

ALABAMA NATIONAL BANCORPORATION

1927 First Avenue North

Birmingham, Alabama 35203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 5, 2004

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Alabama National BanCorporation (“ANB” or, the “Company”) will be held at 10:00 a.m., local time, on Wednesday, May 5, 2004, at National Bank of Commerce of Birmingham, 1927 First Avenue North, Birmingham, Alabama 35203, for the following purposes:

1. To elect 15 directors to serve on the Board of Directors of the Company for a one-year term expiring at the 2005 Annual Meeting;

2. To consider and vote upon a proposal to adopt the Alabama National BanCorporation Performance Share and Deferral Plan for Non-Employee Directors of Affiliate Banks;

3. To ratify the adoption of the Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees;

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004; and

5. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors has set March 19, 2004 as the record date for the annual meeting. Only holders of record of ANB’s common stock at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting.

This proxy statement provides you with detailed information about the proposals to be voted on at the meeting. With this proxy statement we are also including a copy of our 2003 Annual Report to Stockholders in order to provide you with additional information about us. We encourage you to read the proxy statement and the 2003 Annual Report carefully.

The annual meeting may be adjourned from time to time without notice other than announcement at the meeting or at adjournments thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

By order of the Board of Directors,

Kimberly Moore
Corporate Secretary

March 31, 2004

Whether or not you plan to attend the annual meeting, please take the time to vote by completing, signing, dating and returning the enclosed proxy card in the self-addressed, stamped envelope provided. Returning your proxy card does not deprive you of your right to attend the annual meeting and to vote your shares in person.

PROXY STATEMENT

i

ii

ALABAMA NATIONAL BANCORPORATION

1927 First Avenue North

Birmingham, Alabama 35203

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2004

INFORMATION ABOUT THE ANNUAL MEETING

Our annual meeting will be held at National Bank of Commerce of Birmingham (“NBC”), 1927 First Avenue North, Birmingham, Alabama on Wednesday, May 5, 2004 at 10:00 a.m. local time.

Solicitation of Proxies

Our Board of Directors has sent you this proxy statement to solicit your vote at the annual meeting (including any adjournment or postponement of the annual meeting). In this proxy statement we summarize information that we are required to provide you under the rules of the Securities and Exchange Commission. This proxy statement is designed to assist you in voting your shares. On or about March 31, 2004, we began mailing this proxy statement and the 2003 Annual Report to all stockholders of record at the close of business on March 19, 2004.

ANB will bear the cost of the solicitation of proxies. ANB will request brokers or nominees to forward this proxy statement to their customers and principals and will reimburse them for expenses so incurred. If deemed necessary, ANB may also use its officers and regular employees, without additional compensation, to solicit proxies personally or by telephone.

Stockholders Entitled to Vote

The Board of Directors has set March 19, 2004 as the record date for the annual meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the annual meeting. At the close of business on March 16, 2004, there were 15,360,744 shares of the common stock of ANB, par value $1.00 per share, outstanding. Each stockholder is entitled to one vote in person or by proxy for each share of common stock held on all matters properly to come before the annual meeting.

Proposals to Be Considered By You at the Annual Meeting

At the annual meeting, we will ask you to:

Proposal 1:	Elect 15 directors to serve on the Board of Directors of the Company for a one-year term expiring at the 2005 Annual Meeting;

Proposal 2:	Consider and vote upon a proposal to adopt the Alabama National BanCorporation Performance Share and Deferral Plan for Non-Employee Directors of Affiliate Banks (the “Performance Share and Deferral Plan”);

Proposal 3:	Ratify the adoption of the Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees (the “Key Employee Deferral Plan”); and

Proposal 4:	Ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004.

Information About a Quorum

At the annual meeting, the presence of a majority of the shares of common stock entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. If a quorum is not present or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the annual meeting. We may do this with or without a stockholder vote. If there is a stockholder vote to adjourn, the named proxies will vote all shares of common stock for which they have voting authority in favor of adjournment.

Votes Necessary for Each Proposal to Be Approved

Assuming the presence of a quorum, directors of the Company shall be elected at the annual meeting (Proposal 1) by a plurality of the votes cast, whether in person or by proxy. Each of Proposal 2, approval of the Performance Share and Deferral Plan, Proposal 3, ratification of the adoption of the Key Employee Deferral Plan, and Proposal 4, ratification of the appointment of auditors, requires for adoption the affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

A stockholder may abstain or withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting on any proposal brought before the Annual Meeting. Since the election of directors (Proposal 1) is determined by the votes cast at the annual meeting, abstentions will not affect the outcome of this matter. An abstention as to the approval of the Performance Share and Deferral Plan (Proposal 2), the ratification of the adoption of the Key Employee Deferral Plan (Proposal 3) and the ratification of the appointment of the auditors (Proposal 4) will have the same effect as voting against these proposals.

Generally, a broker is entitled to vote shares held in “street name” on routine matters without instructions from the beneficial owner of such shares. On the other hand, a broker may not be entitled to vote shares held in “street name” on certain non-routine items absent instructions from the beneficial owner of such shares (a “broker non-vote”). Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be present with respect to any matter for which a broker does not have authority to vote.

Submission of Proxies

Please complete, sign, date and return the proxy card in the enclosed envelope so the common stock you own will be voted in accordance with your wishes. If you desire to revoke your proxy, you may do so either by attending the annual meeting in person or by delivering written notice of revocation so that it is received by ANB or its transfer agent, SunTrust Bank, on or before May 4, 2004. The address for SunTrust Bank is Stock Transfer Department, P.O. Box 4625, Atlanta, Georgia 30302, Attention: Sue Hampton.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Based on the nomination by the Nominating Committee, the Board of Directors recommends the 15 persons described below for election as directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

The persons named in the enclosed proxy card, unless a contrary direction is indicated on the enclosed proxy card, intend to vote the shares appointing them as proxies in favor of the nominees named herein. If any of the nominees should be unable to serve, which the Board of Directors does not anticipate will occur, the proxies will be voted for a substitute selected by the Board of Directors, or the Board of Directors may decide not to select an additional person as a director.

Although the Company’s Restated Certificate of Incorporation provides for a maximum of 20 directors, only 15 persons have been nominated to serve on the Board of Directors. The Nominating and Corporate Governance Committee and the current Board of Directors believes that a Board of Directors of 15 persons is practical and efficient at this point in time. The Board of Directors has no current intention to fill the vacancies on the Board of Directors prior to the next annual meeting, although circumstances could necessitate the appointment of additional directors in the future. Unless otherwise specified in the enclosed proxy card, it is intended that votes will be cast for the election of all of the nominees as directors. Proxies cannot be voted for a greater number of persons than the number of actual nominees so named. Vacancies that occur on the Board of Directors may be filled by remaining directors until the next annual meeting of stockholders.

Information About the Nominees

Below is a description of each of the persons whom the Board of Directors has nominated for election as a director of ANB at the annual meeting to serve until the next annual meeting of stockholders or until his successor has been elected and qualified. Each of these nominees currently serves as one of our directors. The stock ownership with respect to each nominee for election as a director is set forth in the table entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

W. Ray Barnes, 64, has served as a director of ANB since 1998. Mr. Barnes has served as Chairman and President of Efficiency Lodge, Inc. (a hotel company) since 1993. Mr. Barnes has served as Chairman of the Board of Georgia State Bank, in a non-employee capacity, since 1986.

Dan M. David, 58, has served as a director of ANB since 1997. Mr. David has also served as Vice Chairman of ANB since 1997. Mr. David serves as Chairman and Chief Executive Officer of First American Bank, positions he has held since 1995.

John V. Denson, 67, was appointed to the Board of Directors in 2001 by the Board of Directors to fill an existing vacancy on the Board. This appointment was made pursuant to the provisions of the Agreement and Plan of Merger by which ANB acquired Farmers National Bancshares, Inc. Mr. Denson served on the Board of Directors of Farmers National from 1979 through 2001 and served as Chairman of the Board of Farmers National during 2001. Mr. Denson is a partner in the Opelika, Alabama law firm of Samford, Denson, Horsley, Pettey, Bridges & Hughes, where he has worked since 1960.

Griffin A. Greene, 45, was appointed to the Board of Directors in February 2004 by the Board of Directors to fill an existing vacancy on the Board. This appointment was made pursuant to the provisions of the Agreement and Plan of Merger by which ANB acquired Indian River Banking Company. Mr. Greene served on the Board of Directors of Indian River from 1999 through February 2004, and served as Chairman of the Board of Indian River from 2002 through February 2004. Mr. Greene continues to serve as Chairman of the Board of Indian River National Bank, a position he has held since 2002. Mr. Greene is the President of Greene Citrus Management, Inc. (a citrus fruit company) where he has worked since 1982.

John H. Holcomb, III, 52, has served as a director of ANB since 1995. Mr. Holcomb has served as Chairman of the Board and Chief Executive Officer of ANB since 1996. Mr. Holcomb has served as Chief Executive Officer of National Bank of Commerce of Birmingham (“NBC”) since 1990.

John D. Johns, 52, has served as a director of ANB since 1995. Mr. Johns is currently Chairman, Chief Executive Officer and President of Protective Life Corporation (a publicly-traded insurance company) and has served in such capacities since 2002. Mr. Johns served as President and Chief Operating Officer of Protective Life Corporation from 1996 until 2001. Mr. Johns also serves as a director of Protective Life Corporation, Protective Life Insurance Company, Alabama Power Company, Genuine Parts Company and John H. Harland Co.

John J. McMahon, Jr., 61, has served as a director of ANB since 1997. Mr. McMahon is Chairman of Ligon Industries, LLC (a manufacturer of wastewater treatment equipment and aluminum castings), a position he has held since 1999. Mr. McMahon also serves as Chairman of the Executive Committee of McWane, Inc. (a pipe and valve manufacturing company) and has served in such position since 1999. Mr. McMahon served as Chairman of the Board of McWane, Inc. from 1995 until 1998. Mr. McMahon also serves as a director of John H. Harland Co., ProAssurance Corporation and Protective Life Corporation.

C. Phillip McWane, 46, has served as a director of ANB since 1995. Mr. McWane has served as the Chairman of the Board of McWane, Inc. since 1999 and served as President of McWane, Inc. from 1995 until 1998.

William D. Montgomery, 55, has served as a director of ANB since 1996. Mr. Montgomery is a certified public accountant in private practice. From 1974 through 1998, Mr. Montgomery was a partner with the accounting firm of Johnson, Montgomery and Associates, P.A.

Richard Murray, IV, 41, has served as a director of ANB since June 2002, when he was appointed to fill a vacancy on the Board. Mr. Murray has served as President and Chief Operating Officer of ANB since 2000. Prior to such time, Mr. Murray served as Executive Vice President of ANB beginning 1998 and Executive Vice President of NBC beginning 1997.

Victor E. Nichol, Jr., 57, has served as a director of ANB since 1995. Mr. Nichol was appointed Vice Chairman of ANB in 2000 and previously served as ANB’s President and Chief Operating Officer from 1996 to 2000. Mr. Nichol was also appointed Vice Chairman of NBC in 2000.

C. Lloyd Nix, 67, has served as a director of ANB since 1997. Dr. Nix is retired from the practice of dentistry. From 1965 through 1999, Dr. Nix was engaged in the private practice of dentistry in Decatur, Alabama.

G. Ruffner Page, Jr., 44, has served as a director of ANB since 1995. Mr. Page is President of McWane, Inc., a position he has held since 1999. He served as Executive Vice President of McWane, Inc. from 1994 until 1998. Mr. Page also serves as a director of Protective Investment Company, a subsidiary of Protective Life Corporation.

John M. Plunk, 50, has served as a director of ANB since April 2003. Mr. Plunk is a partner with the law firm of Alexander, Corder, Plunk & Shelly, P.C., where he has worked since 1982. He has served as a director of First American Bank since 1996.

W. Stancil Starnes, 55, has served as a director of ANB since 1995. Mr. Starnes is a senior partner in the Birmingham law firm of Starnes & Atchison, LLP, where he has worked since 1975.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE DIRECTORS NOMINATED BY THE NOMINATING COMMITTEE.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Guidelines

The Company is committed to having sound corporate governance principles. Having such principles is essential to running the Company’s business efficiently and to maintaining the Company’s integrity in the marketplace. ANB’s Board of Directors has adopted corporate governance guidelines that set forth fundamental corporate governance principles of the Company in order to demonstrate the Board’s accountability and its desire to achieve superior business results. The Company has adopted a Code of Ethics which is filed as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (“SEC”). The Company’s Board of Directors and Board committee structure are described below.

Board Independence

Presently there are fifteen members on our Board of Directors, eleven of whom currently are neither officers nor employees of the Company. The Board has determined that the following eight directors have no relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of their independent judgment in carrying out their responsibilities, and such persons are independent within the meaning of the Company’s independence standards, which reflect The Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards as currently in effect: W. Ray Barnes, John V. Denson, Griffin A. Greene, John D. Johns, William D. Montgomery, C. Lloyd Nix, John Plunk and W. Stancil Starnes. Therefore, a majority of the members of the Board of Directors are independent under the Nasdaq director independence standards.

Board Structure and Committee Composition

Each Director serves for a term of one year or until his successor is elected and qualified. The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. Although the Board of Directors is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with key executives. Directors also communicate with the Company’s outside advisors, as necessary. The Board of Directors met six times in 2003.

There are currently four standing committees of the Board of Directors: (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Nominating and Corporate Governance Committee, and (iv) the Executive Committee. Each committee is composed of members of the Board of Directors, and each committee reports its actions to the full Board of Directors. Each committee other than the Executive Committee operates under a written charter adopted by the Board. The committee charters are attached as Appendixes A, B and C to this proxy statement. The Board of Directors may from time to time form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board.

None of the incumbent directors attended less than 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which he served. Absent extenuating circumstances, directors are expected to attend annual meetings of the Company’s stockholders. Eight directors attended the 2003 annual meeting of stockholders.

The following tables describe the functions and current membership for each committee of the Board of Directors, as well as the number of meetings held in 2003.

Audit Committee – Eight Meetings in 2003

Functions and Other Disclosures	Members
The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to its stockholders and others; the Company’s financial policies and procedures and disclosure controls and procedures; the Company’s system of internal controls; and the Company’s auditing, accounting and financial reporting processes. The Audit Committee is directly responsible for appointing and overseeing the independent auditor of the Company. A copy of the Charter of the Audit Committee is attached to this proxy statement as Appendix A. The Board of Directors has carefully evaluated the backgrounds of the members of the Audit Committee and has determined that such members qualify as “independent” as defined in the applicable Nasdaq listing standards and by applicable SEC rules for Audit Committee membership. Furthermore, in accordance with SEC rules, the Board has determined that each of John D. Johns and William D. Montgomery is an “audit committee financial expert” as defined by the applicable SEC rules. The Report of the Audit Committee appears in this proxy statement at page 22.	John D. Johns, Chairman William D. Montgomery W. Ray Barnes Griffin A. Greene C. Lloyd Nix

Compensation Committee – Two Meetings in 2003

Functions and Other Disclosures	Members
The Compensation Committee is authorized to approve the compensation to be paid to officers, directors and committee members of ANB. Executive compensation may include, but is not limited to, salary, bonus, performance share awards, stock options, other annual compensation and any combination thereof as the Compensation Committee deems appropriate in light of the performance of ANB. The Compensation Committee is composed of three directors each of whom has been determined by the Board of Directors to qualify as “independent” under the Nasdaq director independence standards. The Compensation Committee is governed by the Compensation Committee Charter, a copy of which is attached to this proxy statement as Appendix B. The Compensation Committee’s Annual Report on Executive Compensation appears in this proxy statement at page 17.	John D. Johns, Chair John M. Plunk W. Stancil Starnes

Nominating and Corporate Governance Committee – One Meeting in 2003

Functions and Other Disclosures	Members
The purpose of the Nominating and Corporate Governance Committee, the successor to the former Nominating Committee, is to (a) identify individuals qualified to become members of the Board and to recommend director nominees to the Board for election at each annual meeting of stockholders, (b) develop and recommend to the Board a set of corporate governance principles applicable to the Company and (c) oversee the evaluation of the Board and management. The Nominating and Corporate Governance Committee is composed of three directors each of whom has been determined by the Board of Directors to qualify as “independent” under the Nasdaq director independence standards. The Nominating and Corporate Governance Committee is governed by the Nominating and Corporate Governance Committee Charter, a copy of which is attached to this proxy statement as Appendix C.	W. Stancil Starnes, Chair John D. Johns C. Lloyd Nix

Executive Committee – No Meetings in 2003

Functions	Members
The Executive Committee has the authority to exercise the full power of the Board of Directors, except that the Executive Committee may not approve any merger, consolidation or sale of substantially all of the assets of ANB, approve any amendment to ANB’s Certificate of Incorporation or Bylaws, appoint any members of any committee of the Board of Directors or declare any dividend or distribution.	John H. Holcomb, III Victor E. Nichol, Jr. G. Ruffner Page, Jr. C. Phillip McWane

The Board of Directors may from time to time form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board.

Consideration of Director Nominees

Director Qualifications

Criteria that is used by the Nominating and Corporate Governance Committee in connection with evaluating and selecting new directors includes factors relating to whether the director candidate would meet the definition of “independence” required by the Nasdaq listing standards, as well as skills, occupation and experience in the context of the needs of the Board. The Company’s Guidelines of Significant Governance Issues (the “Governance Guidelines”) also set forth certain factors that should be considered by the Nominating and Corporate Governance Committee in recommending a nominee to the Board, including relevant experience, intelligence, independence, commitment, integrity, diligence, conflicts of interest, age, compatibility with the Board and the Board culture, prominence, understanding of the Company’s business, the ability to act in the interests of all stockholders and other factors deemed relevant. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Process for Evaluating Nominees for Director

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

Director Nominees Proposed by Stockholders

The Nominating and Corporate Governance Committee will consider stockholder-recommended candidates for inclusion by the Board of Directors in the slate of nominees that the Board recommends to the stockholders for election. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee will apply the selection criteria described above. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

Stockholders may recommend individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting the following information to the “Nominating and Corporate Governance Committee of Alabama National BanCorporation,” c/o Corporate Secretary of Alabama National BanCorporation, 1927 First Avenue North, Birmingham, Alabama 35203:

•	The name of the recommended person;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;

•	The written consent of the recommended person to being named in the proxy statement as a nominee and to serve as a director if elected;

•	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Stockholder Communications with the Board

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating and Corporate Governance Committee will be primarily responsible for monitoring communications from stockholders and will provide copies or summaries of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Nominating and Corporate Governance Committee considers to be important for the directors to know.

Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to:

Chairman of the Nominating and Corporate Governance Committee

c/o Corporate Secretary of Alabama National BanCorporation

1927 First Avenue North

Birmingham, Alabama 35203

All communications to the Company’s directors will be relayed to the Nominating and Corporate Governance Committee without being screened by management.

Executive Sessions

Executive sessions of independent directors are to be held at least two times a year and otherwise as needed. The sessions are chaired by an independent director selected by a majority of the independent directors.

COMPENSATION OF DIRECTORS

Annual Retainer and Attendance Fees. Non-employee directors of ANB receive an annual retainer fee of $21,000, as well as an attendance fee of $1,000 for each meeting of the Board of Directors and $500 for each meeting of a committee of the Board of Directors that they attend. Members of the Audit Committee receive $1,000 for each regular audit committee meeting ($2,000 per meeting for the Audit Committee Chair) and $500 for each conference call meeting that they attend ($1,000 per conference call meeting for the Audit Committee Chair).

Deferral of Payment. Non-employee directors may elect to defer payment to a specified date of all or any portion of their annual retainer and attendance fees under the ANB Deferral of Compensation Plan for Non-Employee Directors. Fees that are deferred may be credited to the directors, at the election of the director, in cash or common stock equivalents or a combination thereof. The common stock equivalents are converted into shares of our common stock only after termination of service on the Board. The common stock equivalents are credited with dividend equivalents that are equal in value to the dividends on our common stock.

Fees for Serving on the Boards of Our Subsidiaries. Each of Messrs. Johns, McWane, Page, Starnes, McMahon, Montgomery, Plunk, Barnes, Greene and Dr. Nix also serve on the board of directors of one of ANB’s subsidiary banks, and receive an attendance fee of $200 for each subsidiary bank board meeting and committee meeting attended. Mr. Denson also serves on the Opelika Advisory Board of First American Bank and receives fees of $200 per meeting attended.

Other. Directors are reimbursed for all reasonable travel expenses and out-of-pocket costs incurred in the performance of their duties as directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of common stock beneficially owned as of March 16, 2004 by:

•	each Director and Director nominee;

•	each executive officer named in the Summary Compensation Table below;

•	all of our Directors and executive officers as a group; and

•	beneficial owners of 5% or more of our common stock.

Name	Number of Shares of Common Stock(1)(2)	% of Shares of Common Stock(3)
W. Ray Barnes(4)	104,811	*
Dan M. David(5)	81,277	*
John V. Denson(6)	11,798	*
Griffin A. Greene(7)	62,195	*
John H. Holcomb, III(8)	121,273	*
John D. Johns(9)	45,532	*
John J. McMahon, Jr.(10)	586,394	3.8%
C. Phillip McWane(11)(18)	1,251,048	8.1%
William D. Montgomery	40,074	*
Richard Murray, IV(12)	82,829	*
Victor E. Nichol, Jr.(13)	108,873	*
C. Lloyd Nix(14)	91,162	*
G. Ruffner Page, Jr.(15) (18)	682,281	4.4%
John M. Plunk(16)	34,446	*
W. Stancil Starnes	50,557	*
William E. Matthews, V (17)	66,842	*
All Directors & Executive Officers as a group (19 persons)	3,482,423	22.4%

*	Reflects ownership of less than 1%.
(1)	The number of shares of common stock reflected in the table is that number of shares which are deemed to be beneficially owned under the federal securities laws. Shares deemed to be beneficially owned include shares as to which, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, either voting power or investment power is held or shared. Unless otherwise stated, the named person has the sole voting and investment power for the shares indicated.
(2)	The share amounts reported also include common stock equivalents held by directors under ANB’s Deferral of Compensation Plan for Non-Employee Directors and by certain executive officers under the ANB Plan for Deferral of Compensation by Key Employees, entitling such directors and executive officers to receive upon distribution a share of common stock for each stock equivalent. The number of stock equivalents included are listed as follows: Mr. Barnes, 3,408; Mr. David, 3,170; Mr. Denson, 695; Mr. Holcomb, 10,390; Mr. Johns, 8,315; Mr. McMahon, 6,434; Mr. McWane, 4,370; Mr. Montgomery, 4,493; Mr. Murray, 10,575; Mr. Nichol, 11,424; Dr. Nix, 1,501; Mr. Page, 6,854; Mr. Plunk, 397; Mr. Starnes, 9,140; and Mr. Matthews, 10,575.
(3)

Percentage of ownership is based on 15,463,060 shares of ANB common stock representing 15,360,744 shares outstanding as of March 16, 2004, and 102,316 shares of common stock equivalents held in deferred compensation plans of certain executive officers and directors. In the case of persons who possess outstanding stock options, percentage of ownership is based on the shares described in the previous sentence and the number of shares underlying options held by such persons exercisable within 60 days from said date. Percentage of ownership with respect to all directors and executive officers as a group also includes options held by such directors and executive officers to purchase 78,708 shares of ANB common stock within 60 days.
(4)	Includes 3,094 shares held by Mr. Barnes’ wife.
(5)	Includes stock options to purchase 21,330 shares of ANB common stock. Does not include 3,262 shares owned of record by Mr. David’s wife, of which Mr. David disclaims beneficial ownership.
(6)	Includes stock options to purchase 5,097 shares of ANB common stock.
(7)	Includes stock options to purchase 1,448 shares of ANB common stock. Includes 327 shares held by Mr. Greene’s wife. Also includes 5,177 shares held in a limited liability partnership of which Mr. Greene’s minor children are partners, over which Mr. Greene has voting power. Also includes 29,025 shares held by a partnership, of which Mr. Greene is a general partner.
(8)	Includes stock options to purchase 26,667 shares of ANB common stock. Includes 700 shares held by Mr. Holcomb as custodian for his three children and 500 shares held by Mr. Holcomb’s wife. Also includes 4,431 shares held in ANB’s 401(k) Employee Capital Accumulation Plan, for which Mr. Holcomb holds investment power.
(9)	Does not include 1,000 shares owned by Mr. Johns’ wife’s Individual Retirement Account, 1,500 shares held for the benefit of Mr. Johns’ wife in the James A. Dunlap Children’s Trust and the Nancy D. Johns Subtrust, or 2,000 shares held by Mr. Johns’ wife as custodian for their minor children. Mr. Johns disclaims beneficial ownership of these shares.
(10)	Includes 187,995 shares held by the Anna McWane Trust and 88,775 shares held by the J.R. McWane, Jr. Trust. Mr. McMahon is the trustee for each of these trusts. Also includes 300,000 shares held in a family partnership pursuant to which Mr. McMahon shares the power to vote and dispose of the shares with his wife, and with his three children and the spouses of two of those children. Does not include 96,830 shares held by Mr. McMahon’s wife, of which Mr. McMahon disclaims beneficial ownership.
(11)	Includes 184,692 shares owned by H & P Partners of Alabama, L.P., a family limited partnership, of which Mr. McWane has shared voting control. Does not include 14,928 shares held by Mr. Page as custodian for the minor children of Mr. McWane, of which Mr. McWane disclaims beneficial ownership. The address for Mr. McWane is 2900 Highway 280, Suite 300, Birmingham, Alabama 35223.
(12)	Includes stock options to purchase 10,000 shares of ANB common stock. Also includes 1,600 shares held by Mr. Murray’s wife. Includes 3,876 shares held in ANB’s 401(k) Employee Capital Accumulation Plan, for which Mr. Murray holds investment power.
(13)	Includes stock options to purchase 3,333 shares of ANB common stock.
(14)	Includes 35,148 shares held jointly with Dr. Nix’s wife and 14,533 shares held by Dr. Nix’s wife.
(15)	Includes 417,768 shares held by the William McWane Trust for the benefit of Phillip McWane and 174,070 shares held by the William McWane Trust for the benefit of Anna McWane. Mr. Page is the trustee for each of these trusts. Also includes 1,500 shares held by Mr. Page as custodian for his three minor children. Also includes 15,000 shares held in three separate trusts for the benefit of Mr. Phillip McWane’s children. Mr. Page is the trustee for each of these trusts. Does not include 14,928 shares held by Mr. Page as custodian for the minor children of Mr. Phillip McWane, of which Mr. Page disclaims beneficial ownership. Does not include 8,000 shares held by Mr. Page’s wife, of which Mr. Page disclaims beneficial ownership. The address for Mr. Page is 2900 Highway 280, Suite 300, Birmingham, Alabama 35223.
(16)	Includes 646 shares owned by Mr. Plunk’s wife’s Individual Retirement Account and 7,595 shares held by Mr. Plunk’s wife. Also includes 16,629 shares owned by the Maund Family Limited Partnership, a family limited partnership, of which Mr. Plunk has shared voting control.
(17)	Includes stock options to purchase 6,667 shares of ANB common stock. Also includes 200 shares held by Mr. Matthews as custodian for his two minor children.
(18)	Each of these individuals has filed a joint Schedule 13G with the SEC to acknowledge that they are part of a group formed for the purpose of acquiring, holding, voting and disposing of more than 5% of the outstanding ANB Common Stock. These individuals have the right to vote, in the aggregate, 1,922,105 shares or 12.5% of the outstanding shares of ANB Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Directors and executive officers of ANB, and persons who beneficially own more than ten percent of ANB’s common stock, to file reports of ownership and changes in ownership of ANB common stock held by them with the Securities and Exchange Commission. Copies of these reports must also be provided to the Company. Based solely on its review of these reports, the Company believes that, during the year ended December 31, 2003, all reports were filed on a timely basis by reporting persons, except for Messers. McWane and Page who each filed one Form 4 late.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Compensation

The table below sets forth a summary of the compensation we paid for the last three fiscal years to our Chief Executive Officer and the four additional most highly compensated persons serving as executive officers at the end of our last fiscal year (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Payouts(1) ($)	All Other Compensation ($)
John H. Holcomb, III Chairman and CEO	2003 2002 2001	$390,000 360,000 325,000	$468,000 360,000 167,000	$212,371 179,034 133,112		$11,000 263,494 55,484	(2)

Victor E. Nichol, Jr. Vice Chairman	2003 2002 2001	$260,000 255,000 245,000	$156,000 130,000 114,700	$70,790 59,678 106,489	$ $	11,000 179,536 40,703	(2)

Dan M. David Vice Chairman	2003 2002 2001	$192,500 185,000 175,000	$105,875 101,000 74,000	$70,790 59,678 -0-		$13,740 11,240 11,240	(2)

Richard Murray, IV President and COO	2003 2002 2001	$210,000 190,000 170,000	$210,000 152,000 103,500	$113,265 95,485 70,993		$11,000 205,331 45,506	(2)

William E. Matthews, V Executive Vice President and CFO	2003 2002 2001	$190,000 170,000 145,000	$190,000 136,000 93,500	$113,265 95,485 70,993	$ $	11,000 204,241 44,563	(2)

(1)	Long-term compensation is not yet determinable. The amount shown is the best estimate available as of the date of the payout. The amounts in this column relate to performance share payouts made to Messrs. Holcomb, Nichol, David, Murray and Matthews in 2001, 2002 and 2003 under the ANB Performance Share Plan. Each of the Named Executive Officers that received payouts in 2001, 2002 and 2003 opted to defer such payouts in accordance with the provisions of the ANB Performance Share Plan, with the exception of Mr. Holcomb, who elected to accept a payout of 4,704 shares of common stock in 2001 and 4,205 shares of common stock in 2002.
(2)	The amounts shown in this column for Messrs. Holcomb, Nichol, David, Murray and Matthews represent ANB contributions to ANB’s 401(k) Employee Capital Accumulation Plan in the amount of $11,000 each. The amount shown in this column for Mr. David also includes First American Bank payments of $2,740 in premiums paid on a term life insurance policy for Mr. David.

Aggregated Stock Option Exercises And Year-End Value

The table below sets forth, on an aggregated basis:

•	information regarding the exercise of options to purchase our common stock by each of the Named Executive Officers; and

•	the value at December 31, 2003 of all unexercised options held by such individuals.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable(1)
John H. Holcomb, III	-0-	N/A	13,334 /26,666	$449,089 /$898,111
Victor E. Nichol, Jr.	-0-	N/A	1,667 /3,333	$56,145 /$112,255
Dan M. David(2)	-0-	N/A	19,664 /3,333	$721,854 /$112,255
Richard Murray, IV	-0-	N/A	5,000 /10,000	$168,400 /$336,800
William E. Matthews, V	-0-	N/A	3,334 /6,666	$112,289 /$224,511

(1)	Based on $52.55 per share, the closing sale price reported by NASDAQ for ANB on December 31, 2003.
(2)	As a result of the merger of First American Bancorp with and into ANB, ANB assumed certain stock option plans of First American Bancorp which include two non-qualified Stock Option Agreements dated March 7, 1997. Of Mr. David’s options, 17,997 were awarded by First American Bancorp prior to the merger under one of the non-qualified stock option agreements assumed.

Long-Term Incentive Plans

The following table shows information about grants of incentive awards under ANB’s Performance Share Plan in fiscal year 2003 to the Named Executive Officers.

LONG-TERM INCENTIVE PLANS – AWARDS IN 2003(1)

Name	Number of Shares, Units or Other Rights (#)	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts under Non-Stock Price-Based Plans
			Threshold (#)	Target (#)	Maximum (#)
John H. Holcomb, III	3,600 shares	Four years	1,200	3,600	6,120
Victor E. Nichol, Jr.	1,200 shares	Four years	400	1,200	2,040
Dan M. David	1,200 shares	Four years	400	1,200	2,040
Richard Murray, IV	2,000 shares	Four years	667	2,000	3,400
William E. Matthews, V	2,000 shares	Four years	667	2,000	3,400

(1)	On December 18, 2002, the Compensation Committee approved the award of the 2003 performance share awards under the ANB Performance Share Plan to certain senior officers, including the grants detailed above. See “COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION” for a description of the Performance Share Plan and a description of the formula to be applied in determining amount of awards payable.

Defined Benefit Plan

As a result of the merger of National Commerce Corporation, the former parent of NBC, and Commerce Bankshares, Inc. with and into ANB (the “NBC Merger”), NBC became a wholly-owned subsidiary of ANB. NBC has maintained the NBC Pension Plan for the benefit of its employees since January 1, 1982. The NBC Pension Plan pays its participants a monthly retirement income equal to 1.3% of each participant’s “Average Monthly Earnings” multiplied by the number of years of continuous service to NBC. Both the Average Monthly Earnings and continuous service are measured through December 31, 1999, which is the date that the plan was frozen to future benefit accruals. The Average Monthly Earnings equals the participant’s annual compensation converted to a monthly amount and then averaged over the sixty (60) months immediately preceding December 31, 1999. However, no participant’s actual annual compensation shall exceed the maximum compensation limit in a given year as required by law. Pension plan benefits are not subject to deduction for Social Security and other offset amounts.

The following table reflects estimated annual benefits payable upon retirement under the NBC Pension Plan based upon the participant’s years of service and compensation level.

PENSION PLAN TABLE(1)

Average Annual Remuneration	Years of Service
	15	20	25	30	35
$125,000	$24,375	$32,500	$40,625	$48,750	$56,875
$150,000	$29,250	$39,000	$48,750	$58,500	$68,250

(1)	Annual compensation for purposes of the NBC Pension Plan is capped as required by law. For the 1999 plan year, compensation was capped at $160,000.

Effective December 31, 1999, the NBC Pension Plan was amended and restated. Pursuant to this restatement, the pension plan was frozen such that there will be no accrual of future benefits after December 31, 1999. The annual compensation and credited years of service attributable to each of Messrs. Holcomb, Nichol, Murray and Matthews as of December 31, 1999 are as follows:

	Annual Compensation		Credited Years of Service
John H. Holcomb, III	$160,000	(1)	19
Victor E. Nichol, Jr.	$160,000	(1)	6
Richard Murray, IV	$160,000	(1)	9
William E. Matthews, V	$140,799		8

(1)	The maximum annual compensation for purposes of the NBC Pension Plan for the 1999 plan year.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summaries, as of December 31, 2003, the securities that have been authorized for issuance under the Company’s equity compensation plans categorized by those plans approved by security holders and those plans not approved by security holders.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)		(c)
Equity compensation plans approved by security holders	203,726	$17.88	(1)	468,098	(2)
Equity compensation plans not approved by security holders(3)	122,425	$0.00	(4)	25,000	(5)
Total	326,151	$17.88		493,098

(1)	Does not include awards deferred pursuant to the Alabama National BanCorporation Plan for the Deferral of Compensation for Directors Who Are Not Employees of the Company as there is no exercise price associated with these deferred awards.
(2)	Includes 313,598 shares of common stock reserved for issuance pursuant to the Alabama National BanCorporation Performance Share Plan.
(3)	Does not include outstanding options to purchase 121,069 shares of ANB common stock granted to employees and directors of banks assumed through various mergers and acquisitions. At December 31, 2003, these assumed options had a weighted average exercise price of $18.68 per share. None of the plans assumed have options that are available for future issuance.
(4)	Does not include awards deferred pursuant to the (i) Alabama National BanCorporation Plan for the Deferral of Compensation by Non-Employee Directors of the Subsidiary Banks, (ii) the Alabama National BanCorporation Plan for the Deferral of Compensation By Key Employees, (iii) the Alabama National BanCorporation Performance Share Plan for certain Directors of Citizens’ and Peoples’ Bank N.A. and (iv) the Alabama National BanCorporation Plan for the Deferral of Compensation by Key-Employees and Employee-Directors of Peoples State Bank of Groveland, as there is no exercise price associated with these deferred awards.
(5)	Represents 25,000 shares of common stock reserved for issuance pursuant to the Alabama National BanCorporation Performance Share Plan for Certain Members of the Madison County Advisory Board of Directors of First American Bank.

The Company has the following equity plans that have not been approved by stockholders:

Features of the Alabama National BanCorporation Plan for the Deferral of Compensation by Non-Employee Directors of the Subsidiary Banks, the Alabama National BanCorporation Performance Share Plan for Certain Directors of Citizens’ and Peoples’ Bank, N.A., the Alabama National BanCorporation Performance Share Plan for Certain Members of the Madison County Advisory Board of Directors of First American Bank and the Farmers National Bank of Opelika Key Personnel Stock Option Plan are described in Note 12 of the Notes to the Consolidated Financial Statements beginning on page F-1 and that are included in the Annual Report.

The Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees and the Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees and Employee-Directors of Peoples State Bank of Groveland have generally the same features as the Alabama National BanCorporation Plan for the Deferral of Compensation by Non-Employee Directors of the Subsidiary Banks described in Note 12 of the Notes to the Consolidated Financial Statements beginning on page F-1 and that are included in the Annual Report.

Community Bank of Naples, N.A. 1996 Stock Option Plan. ANB assumed the Community Bank of Naples, N.A. 1996 Stock Option Plan in connection with ANB’s acquisition of Community Bank of Naples in December 1998. Only key employees of Community Bank of Naples identified by its board of directors were eligible to participate. At the time the outstanding options were granted, the options were exercisable for common stock of Community Bank of Naples. All outstanding options were granted prior to ANB’s acquisition of Community Bank of Naples, and options are no longer granted under the plan. Under the plan, the exercise price of the options equaled the fair market value of Community Bank of Naples’ common stock at the time of the grant. Following the merger, these options became exercisable for shares of ANB common stock.

First American Bancorp Non-Qualified Stock Option Agreements. ANB assumed two First American Bancorp Non-Qualified Stock Option Agreements in connection with ANB’s merger with First American Bancorp in November 1997. At the time the outstanding options were granted, the options were exercisable for common stock of First American Bancorp. All outstanding options were granted prior to ANB’s merger with First American Bancorp, and options are no longer granted under the agreements.

Community Financial Corporation 1994 Stock Option Plan and Community Financial Corporation 1996 Stock Option Plan. ANB assumed the Community Financial Corporation 1994 Stock Option Plan and the Community Financial Corporation 1996 Stock Option Plan in connection with ANB’s merger with Community Financial Corporation in October 1998. At the time the outstanding options were granted, the options were exercisable for common stock of Community Financial Corporation. All outstanding options were granted prior to ANB’s merger with Community Financial Corporation, and awards are no longer granted under these plans. Under these plans, the exercise price of the options could not be less than the fair market value of the stock into which the options were exercisable at the time of grant. Following the merger, these options became exercisable for shares of ANB common stock.

Millennium Bank Directors’ Stock Option Plan and Millennium Bank Officers’ and Employees’ Stock Option Plan. ANB assumed the Millennium Bank Directors’ Stock Option Plan and the Millennium Bank Officers’ and Employees’ Stock Option Plan in connection with ANB’s acquisition of Millennium Bank in June 2003. At the time the outstanding options were granted, the options were exercisable for common stock of Millennium Bank. All outstanding options were granted prior to ANB’s acquisition of Millennium Bank, and awards are no longer granted under these plans. Under these plans, the exercise price of the options could not be less than the fair market value of the stock into which the options were exercisable at the time of grant. Following the acquisition of Millennium Bank, these options became exercisable for shares of ANB common stock.

EMPLOYMENT CONTINUATION AGREEMENTS

ANB has entered into employment continuation agreements with each of the Named Executive Officers which provide for certain benefits in the event of a “change in control” of ANB. Upon a change of control, all stock options of each Named Executive Officer become immediately vested and exercisable in full, and all outstanding performance shares are paid in cash as if the applicable target performance level(s) had been met (or, in some cases, exceeded). Each agreement provides for a two-year employment period, during which time each Named Executive Officer would be entitled to maintain his pre-change of control position with ANB at the same base salary, bonus/incentive compensation and benefits. If during this time, the Named Executive Officer terminates his employment for “good reason” or if ANB terminates the Named Executive Officer’s employment other than for “cause”, the Named Executive Officer would receive certain benefits. Such benefits include (i) a payment equal to three times the sum of (a) the annual base salary in effect at the time of the change in control, (b) the average annual incentive plan bonus for the three years preceding the change in control or the date of termination (whichever is greater) and (c) the cash value of any performance shares awarded in the year in which the change of control occurs; (ii) continuation for up to twenty-four months in the Company’s hospital, medical, accident, disability, and life insurance plans as provided to the executive immediately prior to the date of his termination of employment; (iii) supplemental retirement benefits in the form of a deferred annuity contract payable upon the Named Executive Officer’s 65th birthday; and (iv) an additional payment, if necessary, to reimburse the executive for any additional tax (other than normal, Federal, state and local income taxes) incurred as a result of any benefits received in connection with the change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, which establishes the compensation of the executive officers of ANB, during 2003 was comprised of Messrs. Johns, Starnes, McMahon and Page. No member of the Committee during 2003 was an executive officer of another company whose board of directors has a comparable committee on which one of our executive officers serves.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

To Our Stockholders

The Compensation Committee of the Board of Directors oversees and administers the executive compensation program on behalf of the Board of Directors. This report provides details and background information regarding our executive compensation program.

The Committee

The Compensation Committee is composed of three non-employee members of the Board of Directors, each of whom is independent, as determined by the Board, within the meaning of applicable Nasdaq listing standards. It has oversight of and approves the compensation paid to the Chief Executive Officer and certain other senior officers of ANB and its subsidiaries, including the Named Executive Officers. The specific duties and responsibilities of the Compensation Committee are described above under “CORPORATE GOVERNANCE AND BOARD MATTERS – Board Structure and Committee Composition,” and in the Compensation Committee Charter which is attached to this proxy statement as Appendix B.

Components of Executive Compensation

Total compensation for the executive officers is reviewed and set annually and includes three primary types of compensation:

•	Base salary;

•	Bonuses paid under the ANB Annual Incentive Plan; and

•	Long-term incentive compensation under the Performance Share Plan and other long-term plans.

The following discussion is applicable to executive officers of ANB, including the Chief Executive Officer and the Named Executive Officers.

Base Salary. Executive officers’ base salaries are determined by several factors, but principally by the level of responsibilities required by the position. In establishing base salaries, the Compensation Committee reviews recommendations by the Chief Executive Officer and considers information provided by an outside compensation consultant relating to compensation paid by other local banking companies and bank holding companies of comparable size. Individual competence, length of service in a position, and comparisons to salaries for similar positions in other comparable companies guide the determination of the appropriate level of an executive officer’s salary. Company performance may also be a factor in determining the amount of any base salary increase. The Committee’s compensation strategy for executive officers is to pay salaries at or near the median. Performance-based cash bonus and performance share awards, when totaled, are used to provide significant performance-based compensation. Based on these factors, Mr. Holcomb’s base salary for calendar year 2003 was set at $390,000. The base salaries and incentive bonuses for Messrs. Holcomb, Nichol, Murray and Matthews, each of whom is also an officer of NBC, are paid by NBC. The base salary and incentive bonus for Mr. David are paid by First American Bank. ANB reimburses NBC and First American Bank, as applicable, for a portion of the base salary and bonus of these individuals based on an allocation of time that such executives spent on ANB holding company matters.

Annual Incentive Plan Bonus. The Annual Incentive Plan was established for the purpose of rewarding, retaining, and providing incentives for performance through annual bonuses for those employees who contribute most to the operating progress of ANB. The Compensation Committee sets the total target amount of bonuses for each year and reviews the methodology used to determine individual bonuses. Individual bonuses of employees participating in the Annual Incentive Plan are determined by ANB’s executive officers with the approval of the Chief Executive Officer. The Compensation Committee specifically reviews and approves each annual bonus paid to the executive officers participating in the Annual Incentive Plan (the “AIP”), including the Chief Executive Officer.

Each of the executive participants is assigned a target bonus percentage expressed as a percentage of each participant’s salary. The target bonus percentages were set at amounts ranging from 27.5% to 60% for 2003 by the Compensation Committee. The target bonus percentage is established by determining the desired total incentive compensation component for the particular employee and by reviewing the practices of certain peer banks as reflected in available surveys. Bonus payments under the AIP, when made, may range from 33% to 200% of the target amount. Other than the Chief Executive Officer, an individual’s AIP bonus is based upon a combination of ANB’s performance, departmental performance and the individual’s performance. The AIP bonus of the Chief Executive Officer is based on ANB’s performance according to a range fixed for the year by the Compensation Committee relating to certain earnings per share goals, subject to adjustment by the Compensation Committee. The AIP bonus relating to 2003 for Mr. Holcomb was determined based on ANB earnings per share during 2003 and on certain special circumstances. Under the terms set by the Compensation Committee, Mr. Holcomb would earn a target AIP bonus award of 60% of salary if the Company’s 2003 earnings per share (diluted) were $3.09. A maximum bonus, 200% of target or 100% of 2003 base salary, would be paid if the Company’s earnings per share (diluted) were $3.23 or higher. A threshold bonus, 33% of target or 19.8% of Mr. Holcomb’s base salary, would be paid if the Company’s earnings per share (diluted) were $2.96, and no bonus would be paid if the Company’s earnings per share (diluted) were below $2.96. The Company’s 2003 earnings per share (diluted) of $3.17 exceeded the target, but was less than the maximum target. As permitted by the AIP, because of special circumstances relating to 2003, including the acquisition of Millennium Bank and the signing of definitive agreements to acquire Indian River Banking Company and Cypress Bankshares, Inc., the Committee elected to grant Mr. Holcomb the maximum AIP Bonus, or $468,000.

Performance Share Plan. The Performance Share Plan is administered by the Compensation Committee and was established to promote the long-term success of ANB and its subsidiaries. The Performance Share Plan is a key component of executive compensation, and is designed to attract individuals of outstanding ability and to encourage key employees to acquire a proprietary interest in ANB, to continue employment with ANB and to render superior performance during such employment. ANB develops its performance share award amounts under the Performance Share Plan by reviewing the long-term incentive opportunities provided to executives in similar positions at peer banks and determining the desired total long-term compensation component of the particular employee’s compensation package.

The Performance Share Plan enables the Compensation Committee to select, at its discretion, executive officers to receive incentive compensation awards under the plan. Each award granted generally represents one share of ANB common stock. Furthermore, each award under the plan is deemed to be made as of January 1 of the year of the award (“Date of Grant”), regardless of the actual date of grant.

At the time the Compensation Committee grants incentive compensation awards (also referred to as performance share awards) under the Performance Share Plan, the Compensation Committee is required to fix an award period not to exceed five calendar years. In its discretion, the Compensation Committee may subdivide the award period into one interim period, which is a period of calendar years chosen by the Compensation Committee and which commences upon any Date of Grant but which is less than the award period.

No award made under the Performance Share Plan will be paid unless the participant meets the conditions established by the Compensation Committee for the award period or the interim period. If, at the close of any award period or interim period applicable to a performance share award, the Compensation Committee determines that the participant has met the conditions for payment of the award, then, unless otherwise directed by the Compensation Committee, the award will be paid to the participant as promptly as possible.

The performance share awards made under Performance Share Plan relating to 2003 were determined by calculating the desired total long-term compensation component of the particular employee’s compensation package and by comparison of this long-term component to long-term awards made at a peer group of comparable banks and bank holding companies. Award payments can range from zero to 200% of a grant. For example, if ANB ranks in the top 25% of the peer group in terms of return on average equity, then 125% of the award is earned. If ANB ranks in the top 10%, 170% of the award is earned. If ANB’s performance is at the median or threshold, 50% of the award is earned. If ANB’s results are below the median, no portion of the award is earned. In December 2002, the Compensation Committee established performance share awards relating to 2003 that will be paid after four years and will include results for fiscal years 2003, 2004, 2005 and 2006. Mr. Holcomb was granted a performance share award in 2003 at a target of 3,600 shares based on target long-term compensation for Mr. Holcomb set by the Compensation Committee in conformance with overall compensation criteria for Mr. Holcomb.

Limits to Tax Deductibility of Executive Compensation.

Under Section 162(m) of the Internal Revenue Code, the Company may not take tax deductions for amounts greater than $1 million that are paid annually to an executive whose pay must be disclosed separately in the Company’s proxy statement, unless the payments are made under qualifying performance-based compensation plans which meet certain specific requirements. The Company’s executive compensation plans have been designed to comply with these specific requirements.

Summary

The Committee believes that the caliber and motivation of our employees, and their leadership, are critical to our success in a competitive marketplace. Effective and motivational compensation programs are essential ingredients to success. The Committee believes that our compensation programs are effective in serving us and our shareholders in the short and long term.

Compensation Committee:

John D. Johns, Chairman

John M. Plunk

W. Stancil Starnes

STOCK PERFORMANCE GRAPH

The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to ANB’s stockholders during the period beginning December 31, 1998 and ending on December 31, 2003, compared to an overall stock market index (NASDAQ Stock Market, U.S. Companies) and the SNL All Bank Index.

Comparisons of Five-Year Cumulative Total

Shareholder Returns Among ANB, NASDAQ Stock Market &

SNL All Bank Index

	PERIOD ENDING
INDEX	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Alabama National BanCorporation	$100.00	$72.92	$91.10	$139.96	$185.07	$228.95
NASDAQ - Total US(1)	100.00	185.95	113.19	89.65	61.67	92.90
SNL All Bank Index(2)	100.00	96.92	114.46	115.61	106.01	143.00

(1)	Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003.
(2)	Source: SNL Securities, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship between NBC and Woodward Properties

NBC’s main office is occupied under a lease with an affiliated party, Woodward Properties, of which (i) Mr. Ruffner Page, as Custodian of the three minor children of Mr. Phillip McWane, (ii) Mr. Phillip McWane, (iii) Mr. John McMahon and (iv) a family partnership, of which Mr. McMahon has beneficial ownership, are partners. This office lease originated in 1984. NBC has leased 84,617 square feet at an annual rental rate of $15.60 per square foot through the year 2020, subject to adjustment based on the Consumer Price Index. ANB believes this lease represents an arms-length rate and terms for comparable space in the Birmingham market.

Relationships between ANB and its Directors and Executive Officers

ANB and its subsidiary banks (the “Banks”) have and expect to continue to have banking and other transactions in the ordinary course of business with directors and executive officers of ANB and their affiliates, including members of their families or corporations, partnerships or other organizations in which such directors or executive officers have a controlling interest, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such transactions are not expected to involve more than the normal risk of collectibility nor present other unfavorable features to ANB and the Banks. Each of the Banks is subject to limits on the aggregate amount it can lend to the Banks’ and ANB’s directors and officers as a group. This limit is currently equal to two times the applicable entity’s unimpaired capital and surplus. Loans to individual directors and officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

During 2003, the law firm of Starnes & Atchison LLP, of which W. Stancil Starnes is a partner, rendered various legal services to ANB and its subsidiaries, and such firm was paid fees of $159,1591 for such legal services. During 2003, the law firm of Samford, Denson, Horsley, Pettey & Bridges, of which John V. Denson is a partner, rendered various legal services to First American Bank, a subsidiary of ANB, and such firm was paid fees of $93,663 for such legal services. During 2003, the law firm of Alexander, Corder, Plunk & Shelly, P.C., of which John Plunk is a partner, rendered various legal services to a subsidiary of ANB, and such firm was paid $4,1601 for such services.

In April 2003, ANB entered into a Co-Tenancy Agreement with Ligon Air, LLC, an entity of which John J. McMahon, Jr. is an affiliate. Under the agreement, ANB shares the costs and expenses of an airplane hangar at Birmingham Municipal Airport with Ligon Air. During 2003, ANB paid Ligon Air a one-time payment of $250,000 to purchase a 50% leasehold interest in the hangar. Ligon Air had previously purchased a 100% leasehold interest from the former tenant for $500,000, and sold a 50% leasehold interest to ANB. ANB also paid $95,922 to Ligon Air as a reimbursement for (i) 50% of the 2003 operating expenses of the hangar ($40,074) and (ii) 50% of the 2003 improvements to the hangar ($54,928). ANB maintains its sole airplane at the hangar.

[1]	Represents less than 5% of such firm’s gross revenues in 2003.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of five directors who are independent directors as defined under applicable Nasdaq listing standards and SEC rules currently in effect. The Audit Committee operates under a written charter adopted by the Board of Directors on August 20, 2003, a copy of which is attached hereto as Appendix A.

The Audit Committee hereby submits the following report:

•	We have reviewed and discussed with management ANB’s audited financial statements as of, and for, the year ended December 31, 2003.

•	We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

•	We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We considered whether the provision of non-financial audit services was compatible with PricewaterhouseCoopers LLP’s independence in performing financial audit services.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in ANB’s Annual Report on Form 10-K for the year ended December 31, 2003. It should be noted that management is responsible for the Company’s financial reporting process including its system of internal control, and of the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

Audit Committee:

John D. Johns, Chairman

W. Ray Barnes

William D. Montgomery

C. Lloyd Nix

Griffin A. Greene

PROPOSAL 2

PROPOSAL TO ADOPT THE ALABAMA NATIONAL BANCORPORATION

PERFORMANCE SHARE AND DEFERRAL PLAN FOR NON–EMPLOYEE DIRECTORS

OF AFFILIATE BANKS

General

On February 18, 2004, the Board of Directors approved the Alabama National BanCorporation Performance Share and Deferral Plan for Non-Employee Directors of Affiliate Banks (the “Plan”), subject to approval by the stockholders of the Company at the 2004 annual meeting. In accordance with the applicable Nasdaq listing standards, the Board is asking the Company’s stockholders to approve the Plan.

Features of the Plan

The following descriptions of certain features of the Plan are qualified in their entirety by reference to the Plan document, which is attached as Appendix D to this proxy statement.

Purposes

The purposes of the Plan are to associate the interests of non-employee directors of the Company’s affiliates with those of the Company’s stockholders by providing long-term incentives and rewards to such directors in the form of the Company’s common stock and to assist the Company in attracting and retaining non-employee directors in the local markets of the Banks with experience and/or ability on a basis competitive with banking industry practices.

Eligibility

All non-employee members of the board of directors of the Company’s affiliates are eligible to participate in the Plan. The Compensation Committee of the Board of Directors, in its sole discretion, designates the non-employee directors who are eligible to participate and receive awards under the Plan. It is currently estimated that approximately 90 individuals could be eligible to participate in the Plan, subject to the discretion of the Compensation Committee. For purposes of the Plan, “affiliates” generally include subsidiaries of the Company and entities that are controlled by the Company. Certain of the non-employee directors of the Company also serve as directors of the Company’s subsidiary banks, and would be eligible to participate in the Plan.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee has full power and authority to administer and interpret the Plan and to adopt rules and regulations for the implementation and administration of the Plan. The Committee will determine, in its sole discretion, the extent to which rules and policies that it may adopt in the future will be subject to stockholder approval. The Compensation Committee’s interpretation of the Plan, and all actions taken and determinations made by the Compensation Committee, are conclusive and binding.

Awards

Awards under the Plan are made with reference to shares of the Company’s common stock, par value $1.00 per share (“Common Stock”) and include performance shares that the Compensation Committee determines to be consistent with the objectives of the Plan. A participant under the Plan will have no rights as a stockholder of Common Stock with respect to awards, unless and until certificates for shares of Common Stock are issued to the participant.

The Compensation Committee will establish performance goals to be achieved within certain time periods, using measures of performance of the Company and/or its affiliates as the Compensation Committee may select, for purposes of the granting, vesting, payment or other entitlement to awards under the Plan. All awards granted under the Plan will be evidenced by agreements in such form and containing such terms and conditions as the Compensation Committee adopts.

Vesting

The Compensation Committee may determine that all or a portion of an award or a payment to a participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, or the right of a participant to exercise an award under the Plan, will be vested at such times and upon such terms as may be selected by the Compensation Committee in its sole discretion.

Common Stock Subject to the Plan

The shares of Common Stock that may be delivered or purchased or used for reference purposes under the Plan will not exceed an aggregate of 25,000 shares. Shares of Common Stock issued under the Plan may be either shares that are authorized but unissued, shares held in the Company’s treasury or shares purchased on the open market. Any shares subject to an award that for any reason expire or are terminated unpaid will again be available for issuance under the Plan.

Dilution or Other Adjustment

In the event of any change in the outstanding shares of Common Stock as a result of any split, stock dividend, recapitalization, merger, consolidation, reorganization or other similar corporate change affecting the Company’s Common Stock, equitable adjustments, if any, may be made in the Plan and the awards thereunder as the Compensation Committee, in its sole discretion, determines are necessary or appropriate. Such equitable adjustments may include adjustments in the number, kind or character of shares that may be subject to existing or future awards, adjustments in the exercise, purchase or base price of outstanding awards and adjustments in the maximum number of shares that may be issued under the Plan.

Payment of Awards

The Compensation Committee will determine the extent to which awards will be payable in cash, shares of Common Stock or any combination thereof. The Compensation Committee may determine that all or a portion of a payment of awards to a participant under the Plan may be deferred at a participant’s election.

Deferral of Award Payments

To the extent allowed by the Compensation Committee, a participant may elect to have all or a portion of the awards otherwise payable to the participant deferred. In making an initial deferral election, a participant must specify when the deferred amounts will be paid and the form of payment in either a lump-sum or installments. Subsequent to a participant’s initial election but at least twelve (12) months prior to the date an award is to be paid, the Compensation Committee, in its sole discretion, may authorize a participant to make a one-time election to extend the form or timing of payment beyond that initially elected by the participant.

Deferred Compensation Account

If a participant elects to defer his or her awards, the Company will establish a deferred compensation account for the participant. As of the date payment of awards otherwise would be made to the participant, the amount will be credited to such participant’s account as a stock equivalent. A “stock equivalent” equals the number of full and fractional shares of Common Stock that could be purchased with the dollar amount of the awards generally using the average closing price of the Common Stock for the twenty (20) trading days prior to the date the participant’s account is credited. Additional stock equivalents will be credited to a participant’s account in an amount equal to the number of shares of Common Stock to which the participant would have been entitled had the participant been the owner on the record dates for dividends declared by the Company. Such additional stock equivalents will be credited as of the payment date for any cash, property or stock dividend declared by the Company on the Common Stock.

Distribution of Deferred Award Payments

A participant’s deferred compensation account generally will be distributed to the participant beginning on the date the participant has elected. Distributions of stock equivalents will be translated into whole shares of

Common Stock and fractional shares will be paid in cash in an amount equal to the number of fractional shares multiplied by the average closing price of the Common Stock for the twenty (20) trading days prior to the date of distribution.

In the event a participant ceases to be a non-employee director of the Company (other than after a change in control) prior to the distribution of the balance in the participant’s account, the balance will be payable in a lump sum by the Company as promptly as is convenient following the participant’s cessation of non-employee director status, regardless of any deferral election made by the participant.

In the event a participant dies prior to the distribution of the balance in the participant’s account, the balance will be payable in a lump sum by the Company as promptly as is convenient following the participant’s death to his or her beneficiary, regardless of any deferral election made by the participant.

In the event a participant becomes disabled prior to the distribution of the balance in the participant’s account, the payment commencement date and/or payment schedule may be accelerated by the Compensation Committee, in its sole discretion, regardless of any deferral election made by the participant.

Assignment or Transfer

No award under the Plan is transferable or subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to the Company) by the participant, except by will, the laws of descent and distribution or, subject to the prior approval of the Compensation Committee, transfers to family members, charitable institutions or certain persons or entities. In the event of any transfer that requires the prior approval of the Compensation Committee, the Compensation Committee must be satisfied that such transfer is being made by the participant for estate planning, tax planning or donative purposes and generally no consideration is received by the participant in exchange for the transfer.

Amendment and Termination

Subject to applicable SEC and NASDAQ rules, the Compensation Committee may terminate or amend the Plan in whole or in part, but no such action will adversely affect any rights or obligations with respect to any awards made under the Plan. The Compensation Committee may amend outstanding agreements evidencing awards under the Plan, in its sole discretion, so long as the amendment does not adversely affect the participant; and, if the amendment would adversely affect the participant, the amendment may only be made with the consent of the participant. The Plan (but not the awards granted under the Plan) will terminate on and no awards will be granted ten (10) years after the effective date of the Plan.

Change In Control

Except to the extent the Plan or an award agreement provides for a different result, if a triggering event (described below) occurs within the 12-month period beginning with a change in control of the Company, then, effective immediately prior to such triggering event, (a) each outstanding award of performance shares will become immediately and fully vested, (b) all performance or other conditions related to the payment of or rights under the award will lapse and (c) with respect to awards that have not been deferred, payment will be over the time period specified in the award agreement and, with respect to awards that have been deferred, payment will be in accordance with the participant’s election. All distributions in the event of a change in control will be made in cash (rather than Common Stock) in an amount equal to the number of stock equivalents to be distributed multiplied by the greater of (i) the average closing price of the Common Stock for the twenty (20) trading days prior to the date on which the right to such distribution arose; (ii) the average closing price of the Common Stock for the twenty (20) trading days ending on the day prior to the date of the change in control; or (iii) the highest price per share of Common Stock in the transaction or series of transactions constituting the change in control.

For purposes of the Plan, “change in control” generally means (a) the acquisition by any person of beneficial ownership of 50% or more of Common Stock then outstanding; or (b) the consummation of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer of all, or substantially all, of the assets of the Company.

For purposes of the Plan, “triggering event” means (a) the termination of non-employee director status of a participant by the Company or an affiliate (or any successor thereof) other than on account of death, permanent and total disability or cause, or (b) any failure by the Company (or a successor entity) to assume, replace or otherwise continue any award in connection with a change in control (or another corporate transaction or other change affecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect the changes in Common Stock as a result of dilution or other adjustments.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to adopt the Plan. Unless instructed to the contrary, the shares represented by the proxies will be voted to adopt the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ADOPTION OF THE ALABAMA NATIONAL BANCORPORATION PERFORMANCE SHARE AND DEFERRAL PLAN FOR NON-EMPLOYEE DIRECTORS OF AFFILIATE BANKS.

PROPOSAL 3

RATIFICATION OF ADOPTION OF THE ALABAMA NATIONAL BANCORPORATION

PLAN FOR THE DEFERRAL OF COMPENSATION BY KEY EMPLOYEES

General

On April 16, 1998, the Board of Directors approved and adopted the Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees (the “Key Employee Deferral Plan”), an equity deferral plan for key employees of Alabama National. Applicable rules and regulations do not require the Company to seek stockholder approval for the Key Employee Deferral Plan. However, because the members of the Board value stockholders’ views regarding Alabama National’s equity compensation plans, the Board has presented stockholders with this proposal for the ratification of its adoption of the Key Employee Deferral Plan. The Board believes ratification is advisable and in the best interests of the stockholders. If the adoption of the Key Employee Deferral Plan is not ratified, the Board will reconsider the adoption of the Key Employee Deferral Plan.

Summary of the Key Employee Deferral Plan

A copy of the Key Employee Deferral Plan is attached to this Proxy Statement as Appendix E, and this summary of the Key Employee Deferral Plan is qualified in its entirety by reference to the Key Employee Deferral Plan.

The general purpose of the Key Employee Deferral Plan is to assist key employees in planning for their retirement. The Key Employee Deferral Plan is intended to enable participants to defer all or a portion of their bonuses payable under the Company’s Annual Incentive Plan and/or performance share payouts made under the Company’s Performance Share Plan and therefore defer payment of their taxes in respect of such amounts. The Key Employee Deferral Plan permits participants to receive the adjusted value of the deferred amounts in cash and/or to receive the adjusted value of the deferred amounts as if the deferred amounts were invested in shares of the Company’s common stock on a deferred basis, and thus allows participants an opportunity to participate in the long-term growth of the Company’s equity. In the event a participant elects to defer amounts as if the deferred amounts were invested in the Company’s common stock, the participant does not have any rights as a stockholder of the common stock deferred until the termination date on which the participant’s account is distributed in accordance with the terms of the Key Employee Deferral Plan. The Company does not make any contributions to participants’ accounts under the Key Employee Deferral Plan.

Only key employees identified and selected by the Board of Directors and the Company’s Chief Executive Officer or President are eligible to participate in the Key Employee Deferral Plan. As of March 1, 2004, there are 12 employees who currently participate in the Key Employee Deferral Plan.

The Key Employee Deferral Plan is administered by the Compensation Committee of the Board. Subject to the terms of the Key Employee Deferral Plan, the Compensation Committee has authority to administer, construe and interpret the Key Employee Deferral Plan and to make all determinations necessary or advisable for the administration of the Key Employee Deferral Plan, except for certain determinations that are reserved to the Board of Directors. The Board may at any time, and from time to time, amend the Key Employee Deferral Plan, subject to certain limitations. The Key Employee Deferral Plan is of indefinite duration but may be terminated at any time by the Board of Directors. If the Key Employee Deferral Plan is terminated, all amounts then deferred will be distributed to participants in the manner and at the time prescribed by the terms of the Key Employee Deferral Plan.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the adoption of the Key Employee Deferral Plan. Unless instructed to the contrary, the shares represented by the proxies will be voted to ratify the adoption of the Key Employee Deferral Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE ADOPTION OF THE KEY EMPLOYEE DEFERRAL PLAN.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

At the direction of the Audit Committee, the ratification of the appointment of PricewaterhouseCoopers LLP for the year ending December 31, 2004 is being presented to the stockholders for approval at the annual meeting. If the appointment of accountants is not ratified, the Audit Committee will reconsider its appointment of independent accountants.

General

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2004. PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand, LLP) has been engaged by the Company since 1996, and has audited the Company’s financial statements for the year ended December 31, 2003.

It is expected that a representative PricewaterhouseCoopers LLP will be present at the 2004 annual meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Fees Paid to PricewaterhouseCoopers LLP

The following table shows the fees paid or accrued by the Company for the audit and other services rendered by PricewaterhouseCoopers LLP (“PWC”) for 2003 and 2002. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

	2003	2002
Audit Fees	$370,349	$248,752
Audit-Related Fees	44,010	29,225
Tax Fees	139,955	87,252
All Other Fees*	33,800	346,875

TOTAL	$588,114	$712,104

*	For 2002, this figure includes internal audit fees of $158,775. As of June 1, 2002, PWC no longer provides internal audit services to the Company. Such services are provided by a separate third party provider.

Audit Fees. Audit Fees for the last two years were for services rendered by PWC for (i) the audit of the Company’s annual consolidated financial statements, (ii) the review of the Company’s quarterly consolidated financial statements, (iii) assistance with and review of the Company’s filing of registration statements, (iv) comfort letters and consents, and (v) services provided by PWC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-Related Fees for the last two fiscal years were for assurance and related services rendered by PWC that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services consisted primarily of consultations concerning financial accounting and reporting matters, employee benefit plan audits, services related to business acquisitions, and other attestation services.

Tax Fees. Tax Fees for the last two fiscal years were for professional services rendered by PWC in connection with (i) the preparation of the Company’s tax returns ($63,153 and 65,961 in 2003 and 2002, respectively), as well as (ii) consultations related to tax compliance, tax advice and tax planning ($76,802 and $21,291 in 2003 and 2002, respectively).

All Other Fees. All Other Fees for the last two fiscal years were for services provided by PWC other than the services reported in the other above categories. For 2003, these services included actuarial services. For 2002, these services included actuarial services and internal audit services. PWC no longer provides either of these services to the Company.

Pre-Approval Policies and Procedures

During 2003 the Audit Committee of the Board of Directors implemented updated policies and procedures for the pre-approval of audit and permissible non-audit services performed by the independent auditor. Pursuant to the policies and procedures, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, the service will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. During 2003, all fees other than audit fees were pre-approved by the Audit Committee under these pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditors during the following twelve months.

Vote Required; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the appointment of accountants. Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the ratification of the appointment of accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF PROPOSAL 4.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of ANB does not know of any business which will be presented for consideration at the annual meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

DEADLINE FOR SHAREHOLDER PROPOSALS

Proposals of stockholders intended to be presented at ANB’s 2005 Annual Meeting of Stockholders must be received by ANB by December 1, 2004 to be considered for inclusion in ANB’s proxy statement relating to such meeting.

A stockholder must notify ANB before February 14, 2005 of a proposal for the 2005 Annual Meeting which the Stockholder intends to present other than by inclusion in ANB’s proxy material. If ANB does not receive such notice prior to February 14, 2005, proxies solicited by the Board of Directors of ANB will be deemed to have conferred discretionary authority to vote upon any such matter. Any proposal must be submitted in writing by Certified Mail - Return Receipt Requested, to Alabama National BanCorporation, Attention: John H. Holcomb, III, 1927 First Avenue North, Birmingham, Alabama 35203.

A COPY OF ANB’S 2003 ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES ANB’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS NOTIFICATION TO ALABAMA NATIONAL BANCORPORATION, ATTENTION: KIMBERLY MOORE, CORPORATE SECRETARY, 1927 FIRST AVENUE NORTH, BIRMINGHAM, ALABAMA 35203.

APPENDIX A

ALABAMA NATIONAL BANCORPORATION

AUDIT COMMITTEE CHARTER

I. PURPOSE.

A. The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Alabama National BanCorporation (the “Company”) in fulfilling its oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to its stockholders and others; the Company’s financial policies and procedures and disclosure controls and procedures; the Company’s system of internal controls; and the Company’s auditing, accounting and financial reporting processes.

B. In carrying out this function, the Committee shall serve as an independent and objective party to oversee the Company’s financial reporting process and internal control system; review and evaluate the qualifications and independence of the Company’s independent accountants; approve all audit and permissible non-audit services provided by the Company’s independent accountants; review and evaluate the audit efforts of the Company’s independent accountants and the Internal Auditor; and provide open communication among the independent accountants, financial and senior management, legal counsel, the Internal Auditor and the Board.

C. The Committee will fulfill its oversight role primarily by carrying out the activities enumerated in Section IV of this Charter.

II. MEMBERSHIP.

A. The Committee shall be comprised of not less than three members of the Board, each of whom shall be independent as determined in accordance with applicable law (including SEC and NASDAQ rules). All members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement, or meet such other standard required by applicable law (including SEC and NASDAQ rules). At least one member of the Committee shall be a “financial expert” as defined by SEC rules.

B. The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department (if any) and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. KEY RESPONSIBILITIES.

A. The Committee’s job is one of oversight and it recognizes (i) that the Company’s management is responsible for preparing the Company’s financial statements and (ii) that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

B. The following functions shall be the common recurring activities of the Committee in carrying out its oversight function:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) to audit the financial statements of the Company and its divisions and subsidiaries. The independent auditors so selected shall be a registered public accounting firm as and when required by the Securities Exchange Act of 1934 and/or the rules and regulations promulgated thereunder (the “Exchange Act”).

2. Preapprove, consistent with the requirements of Section 10A of the Exchange Act, all auditing services and non-audit services provided to the Company by its independent auditors, other than such non-audit services as are prohibited to be performed by the independent auditors pursuant to such Section 10A as amended and other than as provided in the de minimus exception set forth in such Section 10A as amended. The committee may delegate to one or more designated members of the committee the authority to grant the required preapprovals, provided that the decisions of any member(s) to whom such authority is delegated to preapprove an activity shall be presented to the full committee at each of its scheduled meetings.

3. The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61 and Independence Board Standard No. 1.

4. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company’s interim financial results to be included in the Company=s quarterly reports to be filed with the SEC and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company’s filing of the applicable Form 10-Q.

5. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

6. Receive and review from the independent auditors reports of the following information as and when required by Section 10A(k) of the Exchange Act: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

7. Review with the independent auditors, the Company’s internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

8. Ensure, as required by law, the regular rotation of (i) the lead or coordinating audit partner having primary responsibility for the audit or review, (ii) the concurring audit partner(s), and (iii) any other significant audit team partners.

9. Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

10. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

11. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

12. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

13. Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14. Have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

15. Determine appropriate funding, to be provided by the Company, for payment of compensation to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report and to any advisers employed by the Committee.

16. If not otherwise approved by a majority of the non-interested members of the Board of Directors, review and approve, where appropriate, all related party transactions to be entered by the Company or any subsidiary outside of the ordinary course of business.

17. Submit the minutes of all meetings of the Committee to, or discuss substantive matters discussed at each committee meeting with, the board of directors.

18. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

19. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about (i) any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and (ii) any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting.

* * * * *

APPENDIX B

CHARTER OF THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

ALABAMA NATIONAL BANCORPORATION

Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors of Alabama National BanCorporation (the “Corporation”) is to aid the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation of the Corporation’s executive officers, administers the Corporation’s stock option plans (including reviewing, recommending and approving stock option grants to executive officers), and oversees and administers the Corporation’s other equity-based plans.

Membership and Structure

The Compensation Committee shall consist solely of independent directors (as defined in the applicable rules for NASDAQ-traded issuers as well as applicable federal law and as set forth in the Corporation’s Guidelines on Significant Governance Issues). Appointment to the Committee, including designation of the Chair of the Committee, shall be made on an annual basis by the full Board upon recommendation of the Nominating and Corporate Governance Committee of the Board. Meetings of the Compensation Committee shall be held at such times and places as the Compensation Committee shall determine, including by written consent. When necessary, the Committee shall meet in executive session outside of the presence of any senior executive officer of the Corporation. The Chair of the Compensation Committee shall report on activities of the Committee to the full Board. In fulfilling its responsibilities, as set forth below, the Compensation Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

Responsibilities

The Compensation Committee shall:

1. Meet in executive session to determine the compensation of the Chief Executive Officer (the “CEO”) of the Corporation. In determining the amount, form, and terms of such compensation, the Committee shall consider the annual performance evaluation of the CEO conducted by the Board of Directors in light of corporate goals and objectives relevant to CEO compensation, competitive market data pertaining to CEO compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Corporation and its shareholders.

2. Determine salaries, bonuses, and other matters relating to compensation of the executive officers of the Corporation. In determining the amount, form, and terms of such compensation, the Committee shall consider the officer’s performance in light of corporate goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the Corporation and its shareholders. The CEO of the Corporation may be present at meetings during which such compensation (other than for the CEO) is under review and consideration but may not vote.

3. Review and make recommendations with respect to stockholder proposals related to compensation matters.

4. Review and make recommendations to the Board regarding the Corporation’s policies and procedures pertaining to director compensation. Review and make recommendations from time to time on the adequacy and effectiveness of Board compensation in relation to other U.S. bank holding companies and/or other financial institutions.

B-1

5. Review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

6. As requested by the Corporation’s management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan).

7. Oversee and administer the Corporation’s stock option or other equity-based plans, including the review and grant of stock options to all eligible employees under the Corporation’s existing stock option plans.

8. Provide and approve the Report of the Compensation Committee on Executive Compensation to be included in the Corporation’s annual proxy statement.

9. When appropriate, be authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

10. Annually review and reassess the adequacy of its charter and recommend any changes to the full Board.

In fulfilling its responsibilities, the Compensation Committee shall have the authority, and shall be afforded resources sufficient, to engage independent compensation consultants or legal advisers when determined by the Committee to be necessary or appropriate. The Compensation Committee shall have sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.

B-2

APPENDIX C

CHARTER OF THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

ALABAMA NATIONAL BANCORPORATION

I. Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of Alabama National BanCorporation (the “Corporation”) is to (a) identify individuals qualified to become members of the Board of Directors (the “Board”), consistent with criteria approved by the Board, and to recommend that the Board select the director nominees for each annual meeting of shareholders; (b) develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; (c) oversee the evaluation of the board and management; and (d) take such other actions within the scope of this charter (this “Charter”) as the Committee deems necessary or appropriate.

II. Membership

The Committee shall be composed of not less than three (3) directors. Each member of the Committee must be independent. Members of the Committee shall be considered independent if, in the business judgment of the Board, they meet the independence requirements of applicable law and listing standards. The Committee and its Chairperson shall be appointed annually by the Board. Committee members may be removed by a majority vote of the independent directors of the Board. Vacancies will be filled by majority vote of independent directors of the Board.

III. Duties and Responsibilities

A. The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Corporation’s charter and bylaws:

1. Board Composition. Make recommendations to the Board of Directors regarding the composition of the Board of Directors, including such matters as (a) the size of the Board of Directors; (b) the mix of inside and outside directors; (c) the Board’s criteria for selecting new directors; (d) the retirement policy for members of the Board of Directors; and (e) the independence of existing and prospective members.

2. Candidates and Nominees. Identify and recommend, as appropriate, to the Board of Directors new candidates for the Board of Directors. Review and develop the Board’s criteria for selecting new directors, including standards for director independence. Review the qualifications of candidates for election to the Board of Directors and recommend to the Board of Directors a slate of nominees to be proposed for election as directors at annual meetings of the shareholders. Establish procedures to solicit, review, and recommend to the Board, potential director nominees proposed by shareholders.

Criteria that will be used in connection with evaluating and selecting new directors will include factors relating to whether the director candidate would meet the definition of “independence” required by NASDAQ, as well as skills, occupation, and experience in the context of the needs of the Board.

3. Current Directors. Review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

4. Annual Review; Charter. Conduct an annual performance evaluation of the Committee and Committee duties and responsibilities, including a review and assessment of the adequacy of this Charter. Recommend any proposed changes to the Board for approval. Publish this Charter as required by the rules and regulations of applicable law and as otherwise deemed advisable by the Committee.

5. Committees. Evaluate the nature, structure, operations and procedures (including the authority to delegate to subcommittees) of other Board committees and make recommendations to the Board of Directors concerning same. Make recommendations to the Board as to qualifications of members of the Board’s committees, committee member appointment and removal, and committee reporting to the Board.

6. Evaluations of Board, Management and Committees. Take such steps as the Committee deems necessary or appropriate with respect to the evaluation of the Board, management, and each Board committee and make recommendations to the Board based on such evaluation as deemed appropriate.

7. Governance Guidelines. Oversee the structure of corporate governance of the Corporation, including: (A) developing and recommending to the Board a set of corporate governance guidelines (the “Guidelines”) of the Corporation; (B) monitoring and reassessing the adequacy of the Guidelines at least annually; and (C) recommending to the Board for approval any such changes to the Guidelines as the Committee believes are appropriate.

8. Orientation and Education. Develop with management and monitor the process of orienting new directors and continuing education for existing directors.

9. Board Meetings. Monitor both the effectiveness of the meetings of the Board of Directors and the quality of the management reports to the Board of Directors and, as appropriate, recommend to the Board of Directors and to management actions designed to improve meetings of the Board of Directors.

10. Recommendations; Reports. Make recommendations and report to the Board and other Board committees with respect to nominating and corporate governance policies of the Corporation, any of the foregoing matters, or any other matter for which the Committee has been delegated responsibility.

11. Other Actions. Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

IV. Subcommittees

The Committee shall have the authority to create one or more subcommittees, consisting of one of more members of the Committee, but no subcommittee will have any final decision-making authority on behalf of the Committee or the Board. Any such subcommittee shall keep the Committee advised of its activities.

V. Meetings

It is anticipated that regular meetings of the Committee shall be held twice each year as described in Exhibit A, but the Committee shall have the authority to alter or amend such schedule and may meet more or less frequently. The Committee shall meet at such times as deemed appropriate by the Chief Executive Officer of the Corporation, the Chairperson of the Committee, or by any two (2) members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the members of the Committee shall be the act of the Committee. In addition, the Chairperson and members of the Committee may meet informally or by telephone. Otherwise, unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of the Board will govern meetings of the Committee.

VI. Minutes.

The Committee shall keep minutes of each meeting.

VII. Reliance; Experts; Cooperation

A. Retention of Counsel and Advisors. The Committee has the power, in its discretion, to retain at the Corporation’s expense such independent counsel and other advisors and experts, as it deems necessary or appropriate to carry out its duties.

B. Search Firm. The Board delegates to the Committee the sole authority, in its discretion, (a) to decide whether to retain a consultant or search firm to assist the Committee in identifying, screening and attracting director candidates, (b) to terminate any such firm, and (c) to approve any compensation payable by the Corporation to such consultant or search firm, including the fees, terms and other conditions for the performance of such services.

C. Reliance Permitted. In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

D. Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

E. Required Participation of Employees. The Committee will have unrestricted access to the independent public accountants, the internal auditors, outside counsel, and anyone else in the Corporation, and may require any officer or employee of the Corporation or the Corporation’s outside counsel or independent public accountants to attend any meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

Exhibit A

The following corporate governance and nominating committee calendar assumes two committee meetings per year. The Committee has the discretion to hold additional or fewer meetings and/or change the meeting schedule or content.

Duty/Requirement	Scheduled Completion Date	Completion Date
FEBRUARY

Make recommendations to the Board of Directors regarding the composition of the Board of Directors, including such matters as

(a) the size of the Board of Directors;

(b) the mix of inside and outside directors;

(c) the Board’s criteria for selecting new directors;

(d) the retirement policy for members of the Board of Directors

(e) the independence of existing and prospective members.

(III.A.1.)

February

Identify and recommend, as appropriate, to the Board of Directors new candidates for the Board of Directors.

Review and develop the Board’s criteria for selecting new directors, including standards for director independence.

Review the qualifications of candidates for election to the Board of Directors and recommend to the Board of Directors a slate of nominees to be proposed for election as directors at annual meetings of the shareholders.

Establish procedures to solicit, review, and recommend to the Board, potential director nominees proposed by shareholders.

(III.A.2.)

February

Review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status. (III.A.3.)	February

Conduct an annual performance evaluation of the Committee and Committee duties and responsibilities including a review and assessment of the adequacy of this Charter. Recommend any proposed changes to the Board for approval. Publish this Charter as required by the rules and regulations of applicable law and as otherwise deemed advisable by the Committee.

(III.A.4.)

February

Evaluate the nature, structure, operations and procedures (including the authority to delegate to subcommittees) of other Board committees and make recommendations to the Board of Directors concerning same. Make recommendations to the Board as to qualifications of members of the Board’s committees, committee member appointment and removal, and committee reporting to the Board.

(III.A.5.)

February

Take such steps as the Committee deems necessary or appropriate with respect to the evaluation of the Board, management, and each Board committee and make recommendations to the Board based on such evaluation as deemed appropriate.

(III.A.6.)

February

Duty/Requirement	Scheduled Completion Date	Completion Date
AUGUST

Oversee the structure of corporate governance of the Corporation, including:

(A) developing and recommending to the Board a set of corporate governance guidelines (the “Guidelines”) of the Corporation;

(B) monitoring and reassessing the adequacy of the Guidelines at least annually; and

(C) recommending to the Board for approval any such changes to the Guidelines as the Committee believes are appropriate.

(III.A.7.)

August

Develop with management and monitor the process of orienting new directors and continuing education for existing directors. (III.A.8.)	August

Monitor both the effectiveness of the meetings of the Board of Directors and the quality of the management reports to the Board of Directors and, as appropriate, recommend to the Board of Directors and to management actions designed to improve meetings of the Board of Directors.

(III.A.9.)

August

Make recommendations and report to the Board and other Board committees with respect to nominating and corporate governance policies of the Corporation, any of the foregoing matters, or any other matter for which the Committee has been delegated responsibility.

(III.A.10.)

August

APPENDIX D

ALABAMA NATIONAL BANCORPORATION

PERFORMANCE SHARE AND DEFERRAL PLAN

FOR NON-EMPLOYEE DIRECTORS OF

AFFILIATE BANKS

1. PURPOSES

The purposes of the Alabama National BanCorporation Performance Share and Deferral Plan for Non-Employee Directors of Affiliate Banks (the “Plan”) are to provide long-term incentives and rewards to Non-Employee Directors of the Affiliates (as defined below) of Alabama National BanCorporation (the “Company”), to assist the Company in attracting and retaining Non-Employee Directors with experience and/or ability on a basis competitive with industry practices and to associate the interests of such individuals with those of the Company’s stockholders. The Plan permits the Company to make awards in shares of Company Common Stock (as defined below).

2. EFFECTIVE DATE

The Plan is effective as of the date it is approved by the shareholders of the Company.

3. ELIGIBILITY

All non-employee members of the board of directors of the Company’s Affiliates (“Non-Employee Directors”) shall be eligible to participate in the Plan. The Committee, in its sole discretion, shall from time to time designate those Non-Employee Directors who are to receive awards hereunder and thereby become participants in the Plan. For purposes of the Plan, “Affiliate” shall mean any entity, as may from time to time be designated by the Committee, that is a subsidiary corporation of the Company (within the meaning of Section 424 of the Internal Revenue Code (the “Code”)), and each other entity directly or indirectly controlling or controlled by or under common control with the Company. For purposes of this definition, “control” means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meaning correlative to the foregoing.

4. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee shall have all the powers vested in it by the terms of this Plan and by the Board, such powers to include exclusive authority (within the limitations described herein) to select the Non-Employee Directors to be granted awards under the Plan, to determine the series and/or class of stock in respect of which any awards will be granted, to determine the type, size and terms of awards to be made to each Non-Employee Director selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same. The Committee’s interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder or by the Board, shall be conclusive and binding on all parties concerned, including the Company, its Affiliates, stockholders, any participants in the Plan and any other employee or director of the Company or any of its Affiliates.

5. AWARDS

(a) TYPES. Awards under the Plan shall be made with reference to shares of the Company’s Common Stock, par value $1.00 per share (“Common Stock”) and will include performance shares that the Committee determines to be consistent with the objectives and limitations of the Plan. The Committee may provide for the issuance of shares of Common Stock as a stock award for no consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered. In the event of an award under which shares of Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall be equal or greater than the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law.

(b) PERFORMANCE GOALS. The Committee shall establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of the Company and/or any one or more of its Affiliates as it may select, for purposes of the granting, vesting, payment or other entitlement to awards under the Plan.

(c) RULES AND POLICIES. The Committee may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the payment of such awards. The Committee shall determine, in its sole discretion, the extent to which rules and policies that it may adopt in the future shall be subject to the approval of the Company stockholders and/or limitations on the Committee’s authority to amend such rules or policies.

6. SHARES OF STOCK SUBJECT TO THE PLAN

The shares of Common Stock that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of 25,000 shares. Shares of Common Stock issued under the Plan may be either authorized but unissued shares, shares held in the Company’s treasury or shares purchased on the open market. Any shares subject to an award which for any reason expire or are terminated unpaid shall again be available for issuance under the Plan.

7. PAYMENT OF AWARDS

Subject to Section 10 below, the Committee shall determine the extent to which awards shall be payable in cash, shares of Common Stock or any combination thereof or in any other form. The Committee may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof or any other form, shall be available for deferral at a participant’s election. In the event that the Committee determines that any payment may be deferred by a participant, the deferral and distributions shall be made in accordance with Section 10 below.

8. VESTING

The Committee may determine that all or a portion of an award or a payment to a participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof or any other form, or the right of a participant to exercise an award under the Plan, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

9. DILUTION AND OTHER ADJUSTMENT

In the event of any change in the outstanding shares of Common Stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change or any other change affecting the Common Stock, such equitable adjustments, if any, may be made in the Plan and the awards thereunder as the Committee, in its sole discretion determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of the Company), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 6 of the Plan. All such adjustments shall be conclusive and binding for all purposes of the Plan.

10. DEFERRAL OF AWARD PAYMENTS

(a) DEFERRAL OF COMPENSATION.

(1) INITIAL ELECTIONS. To the extent allowed by the Committee, a participant may elect to have all or a portion of the performance share awards otherwise payable to him or her deferred (“Deferrable Compensation”) by executing a form prescribed by the Committee and by delivering such election form to the Committee. With respect to an award that is granted and may be earned in the same calendar year as the grant, the participant’s election to defer must be made within thirty (30) days after the date of the grant of the award and prior to any payment of the award; with respect to all other awards, the election to defer must be made within thirty (30) days prior to the calendar year in which an award may be earned (or such other time and subject to such other conditions as the Committee shall determine). In making such initial election hereunder, a participant shall specify when the deferred amounts will be paid, or begin to be paid, and shall also specify the form of payment of the Deferrable Compensation in either (A) a single lump-sum payment in Common Stock, or (B) monthly, quarterly, semi-annual or annual installments in Common Stock, but such installments not to exceed ten (10) years (the “Payout Period”).

(2) SUBSEQUENT ELECTIONS. Subsequent to the initial election by a participant with respect to the timing/form of payment described in Section 10(a)(1) above and at least twelve (12) months prior to the date an award is to be paid, the Committee, in its sole discretion, may authorize a participant to make a one-time election to extend the form or timing of payment beyond that originally elected by the participant pursuant to Section 10(a)(1) so long as the payment period does not exceed the form of payment methods described in Section 10(a)(1) above. Such subsequent election to extend the form or timing of payment beyond that originally elected by the participant shall not become effective until twelve (12) months after the date such election is extended by the Committee (“12-Month Waiting Period”). If the date an award is to be paid occurs prior to the expiration of the 12-Month Waiting Period, any payments made to the participant during the 12-Month Waiting Period shall be paid in accordance with the participant’s payment election made pursuant to Section 10(a)(1).

The amount of Deferrable Compensation deferred shall also be paid or distributed to the participants in accordance with the provisions of Section 10(d) or Section 10(e) below.

(b) DEFERRED COMPENSATION ACCOUNT. The Company shall establish a deferred compensation account (the “Account”) for each participant that defers hereunder. Allocations to such Accounts shall be made in accordance with (c) below.

(c) ALLOCATIONS TO ACCOUNTS.

(1) As of the date payments of Deferrable Compensation otherwise would be made to the participant, the amount due the participant shall be credited to such participant’s Account as a stock equivalent as hereinafter provided.

(2) A stock equivalent shall be equal to the number of full and fractional shares of the Common Stock that could be purchased with the dollar amount of Deferrable Compensation using the Average Closing Price (as defined below) of the Common Stock for the twenty (20) trading days ending on the day preceding the date the Account is so credited. The “Average Closing Price” of the Common Stock means the average of the daily closing prices for a share of the Common Stock for the applicable twenty (20) trading days on the Composite Tape for the New York Stock Exchange D Listed Stocks, or, if the Common Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on which the Common Stock is listed, or, if the Common Stock is not listed on any such Exchange, the average of the daily closing bid quotations with respect to a share of the Common Stock for such twenty (20) trading days on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any system then in use, or, if no such quotations are available, the fair market value of a share of the Common Stock as determined by the Committee.

(3) Such participant’s Account also shall be credited as of the payment date for each dividend declared by the Company on the Common Stock with additional stock equivalents computed as follows:

(i) with respect to dividends paid in cash, the total amount of the cash dividend shall be multiplied by the number of stock equivalents in the Account and the product thereof shall be divided by the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the dividend payment date;

(ii) with respect to dividends paid in property (other than Common Stock), the Committee shall determine the fair market value of the property at the time of distribution of the dividend, and the number of stock equivalents attributable to such dividend shall then be computed in accordance with paragraph (i) above; and

(iii) with respect to dividends paid in Common Stock, the total number of shares of Common Stock paid in said dividend for each share held by a shareholder of the Company shall be multiplied by the number of stock equivalents in the Account.

(d) DISTRIBUTION OF DEFERRED COMPENSATION.

(1) Except as otherwise provided herein, at each participant’s election, the balance in such participant’s Account that has been deferred shall be paid out to the participant commencing on the date which the participant has specified pursuant to Section 10(a).

If installments were elected, the amount of each installment shall be determined as of the first day of the period in which payment is to be made by dividing the then balance in the Account by the then remaining number of payment dates in the Payout Period. The lump sum or first periodic installment shall be paid by the Company as promptly as is convenient, but not more than sixty (60) days following the date specified by the participant.

(2) In the event a participant ceases to be a Non-Employee Director of the Company (other than after a Change in Control) prior to the distribution of the entire balance in such participant’s Account, the balance in the Account shall be payable in a lump sum in Common Stock by the Company as promptly as is convenient following the participant’s cessation of such Non-Employee Director status, regardless of any deferral election made by the participant.

(3) In the event of the death of a participant prior to distribution of the entire balance in such participant’s Account, regardless of any deferral election made by the participant, the balance in the Account shall be payable in a lump sum by the Company as promptly as is convenient following the participant’s death to:

(i) the surviving beneficiary (or surviving beneficiaries) in such proportions as the participant may have designated by notice in writing to the Company unrevoked by a later notice in writing to the Company or, in the absence of an unrevoked notice;

(ii) the beneficiary (or beneficiaries) in such proportions as the participant may have designated by will or, if no beneficiary is designated, the legal representative of the participant’s estate.

(4) In the event a participant becomes disabled, the payment commencement date and/or payment schedule with respect to a balance in such participant’s Account may be accelerated by the Committee, in its sole discretion, regardless of any deferral election made by the participant.

(5) The provisions of the Plan shall apply to and be binding upon the beneficiaries, distributees and personal representatives and any other successors-in-interest of the participant.

(6) Distributions of stock equivalents in the Account shall be made in whole shares of Common Stock, and fractional shares shall be paid in cash in an amount equal to the number of fractional shares multiplied by the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date of distribution.

(e) ACCELERATION OF DISTRIBUTION DUE TO CHANGE IN CONTROL. In the event that the provisions of Section 12 apply, Section 12 shall apply to any awards that have been deferred and distributions shall occur as promptly as is convenient in accordance with Section 12(a).

11. AMENDMENTS AND TERMINATION

(a) AMENDMENTS. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

The Committee may amend outstanding agreements evidencing awards under the Plan at any time and in its sole discretion in the event that the amendment does not adversely affect the participant; if the amendment would adversely affect the participant, the amendment may only be made with the consent of the participant.

(b) TERMINATION. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted ten (10) years after the effective date of the Plan, as set forth in Section 2 above.

12.	CHANGE IN CONTROL.

(a) ACCELERATED VESTING/ACCELERATED DISTRIBUTION FOR DEFERRALS. Except to the extent an award agreement provides for a different result (in which case the award agreement will govern and this Section 12 of the Plan shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event (as defined in Section 12(b)(2) below) shall occur within the 12-month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, each outstanding award of performance shares shall become immediately and fully vested, all performance or other conditions related to the payment of or rights under the award shall lapse, and, with respect to awards that have not been deferred, payment shall be over the time period specified in the award agreement and, with respect to awards that have been deferred, payment shall be in accordance with the participant’s election made pursuant to Section 10(a); however, all distributions under this Section 12 shall be made in cash (rather than Common Stock) in an amount equal to the number of stock equivalents to be distributed multiplied by the greater of (i) the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date on which the right to such distribution arose; (ii) the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date of the Change in Control; or (iii) the highest price per share of Common Stock in the transaction or series of transactions constituting the Change in Control.

(b) DEFINITIONS. For purposes of Section 10(e) and this Section 12, the following terms shall have the meanings set forth below.

(1) CHANGE IN CONTROL. A “Change in Control” shall mean (i) acquisition by any person (within the meaning of Section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of Common Stock then outstanding; or (ii) the consummation of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as they had in Common Stock immediately prior to the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, including, without limitation, any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the assets of the Company.

(2) TRIGGERING EVENT. For purposes hereof, the term “Triggering Event” shall mean (i) the termination of Non-Employee Director status of a participant by the Company or an Affiliate (or any successor thereof) other than on account of death, permanent and total disability or Cause, or (ii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue any award in connection with the Change in Control (or another corporate transaction or other change affecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect the changes in Common Stock pursuant to Section 9 hereof.

(3) CAUSE. For purposes hereof, the term “Cause” shall mean a determination by the Committee that a participant (i) has been convicted of, or entered a plea of NOLO CONTENDERE to, a crime that constitutes a felony under federal or state law, (ii) has engaged in willful gross misconduct in the performance of his or her duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate (or a successor entity) with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. A termination on account of Cause shall be communicated by written notice to the participant, and shall be deemed to occur on the date such notice is delivered to the participant.

(c) EXCISE TAX LIMIT. In the event that the vesting of the awards together with all other payments and the value of any benefit received or to be received by the participant would result in all or a portion of such payment being subject to excise tax under Section 4999 of the Code, then the participant’s payment shall be either (A) the full payment or (B) such lesser amount that would result in no portion of the payment being subject to excise tax under Section 4999 of the Code (the “Excise Tax”), whichever of the foregoing amounts, taking into account the applicable federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by the participant, on an after-tax basis, of the greatest amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. All determinations required to be made under this Section 12(c) shall be made by an accounting firm chosen by the Committee (the “Accounting Firm”). The Company shall cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm’s determinations must be made with substantial authority (within the meaning of Section 6662 of the Code).

13. GOVERNING LAW AND CONFLICT OF LAWS

The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of Alabama.

14. AUTHORIZED PAYMENTS

Notwithstanding any other provisions of the Plan, if any amounts payable under the Plan are found in a “determination” (within the meaning of Section 1313(a) of the Code) to have been includible in the gross income of a participant prior to payment of such amounts hereunder, such amounts shall be paid to such participant as soon as practicable after the Committee is advised of such determination. For purposes of this Section, the Committee shall be entitled to rely on an affidavit by a participant and a copy of the determination to conclude that a determination described herein has occurred.

15. MISCELLANEOUS PROVISIONS

(a) RIGHTS AS STOCKHOLDER. A participant under the Plan shall have no rights as a holder of Common Stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

(b) ASSIGNMENT OR TRANSFER. No award under this Plan shall be transferable by the participant or shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to the Company), except (i) by will or the laws of descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include the beneficiaries or legal representatives of the holder or participant unless the context otherwise expressly requires); or (ii) subject to the prior approval of the Committee, for transfers to “family members” (as defined below), charitable institutions or such other persons or entities approved by the Committee (subject to such limitations as the Committee in its discretion may impose, if necessary, to comply with applicable securities laws), in each case subject to the condition that the Committee be satisfied that such transfer is being made by the participant for estate planning, tax planning or donative purposes and no consideration (other than nominal consideration or interests in a family partnership, family corporation or other family-related entity) is received by the participant therefor. Except as provided above, during the lifetime of a participant, awards hereunder are payable only to the participant.

For purposes hereof, a “family member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests.

(c) AGREEMENTS. All awards granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

(d) COMPLIANCE WITH LEGAL REGULATIONS. During the term of the Plan and the term of any awards granted under the Plan, the Company shall at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for the Company to grant shares of Common Stock and transfer, issue or sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of any award.

(e) WITHHOLDING TAXES. The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in Common Stock, to require the payment (through withholding from the participant’s salary or otherwise) of any such taxes.

(f) NO RIGHTS TO AWARD. No person shall have any right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any participant any right to be retained in the employ of the Company or any of its Affiliates, or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby reserved, to discharge the Non-Employee Director at any time for any reason whatsoever, with or without good cause, subject to any agreement to the contrary.

(g) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any award or to any participant receiving an award.

(h) NATURE OF THE PLAN. The Company is under no obligation (1) to transfer amounts credited to a participant’s Account to any trust or escrow account or (2) to secure any amount credited to a participant’s Account by any specific assets of the Company or its Affiliates or any other asset in which the Company or its Affiliates has an interest. The Plan shall not be construed to require the Company or its Affiliates to fund any of the benefits provided hereunder nor to establish a trust for such purpose. The Company or its Affiliates may make such arrangements as it desires to provide for the payment of benefits, including, but not limited to, the establishment of a rabbi trust or such other equivalent arrangement as the Company may decide. No such arrangement shall change the nature of the obligation of the Company or its Affiliates or the rights of the participants as provided herein. Neither a participant nor his or her beneficiary, estate or personal representative shall have any rights against the Company or its Affiliates with respect to any portion of an Account or any trust, escrow account or other arrangement established in connection with the Plan except as a general unsecured creditor.

APPENDIX E

ALABAMA NATIONAL BANCORPORATION

PLAN FOR THE DEFERRAL OF COMPENSATION

BY KEY EMPLOYEES

1. Eligibility and Purpose

Key Employees of Alabama National BanCorporation and its affiliates (the “Company”) who participate in either or both of the Annual Incentive Plan (or other Eligible Bonus Plan) of the Company or the Performance Share Plan of the Company shall be eligible to participate in the Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees (the “Plan”). Any Key Employee who elects to participate in the Plan shall thereby defer the receipt of all or any portion of such bonuses payable by the Company to such Key Employee (the “Deferrable Compensation”).

2. Key Employee

All key management and certain highly compensated employees who have been identified as influential by the Company and selected to participate in the Plan by the Board of Directors of the Company, the Chief Executive Officer or the President of the Company (“Key Employee(s)”) are eligible to become and remain participants in the Plan.

3. Deferral of Compensation

A Key Employee may elect to defer all or any portion of the Deferrable Compensation by executing a form prescribed by the Company and delivering such election form to the Company in any calendar year preceding the calendar year in which a particular award or bonus can be earned pursuant to the Annual Incentive Plan (or other Eligible Bonus Plan) or the Performance Share Plan. The amount of Deferrable Compensation deferred shall be paid or distributed to the Key Employee in accordance with the provisions of Section 6 or Section 7 below.

4. Deferred Compensation Account

The Company shall establish a deferred compensation account (the “Account”) for each Key Employee. As of the date payments of Deferrable Compensation otherwise would be made to a Key Employee, the Company shall credit to such Key Employee’s Account, in cash or stock equivalents, or a combination thereof, as hereinafter provided, that amount of the Deferrable Compensation which the Key Employee has elected to defer.

5. Cash or Stock Election

(a) As of the date payments of Deferrable Compensation otherwise would be made to the Key Employee, the amount due the Key Employee shall be credited to such Key Employee’s Account either as a cash allotment or as a stock allotment, or a portion to each, as the Key Employee shall elect, except that any Performance Share Plan bonuses will be credited as a stock allotment.

(b) If a cash allotment is elected in whole or in part, the Key Employee’s Account shall be credited with the dollar amount of the allotment. Interest (at the rate described below) on the Average Daily Balance (computed as described below) shall be credited to the Account as of the last day of each calendar month before and after the termination of the Key Employee’s service and after the Key Employee’s death or disability until the total balance in the Account has been paid out in accordance with the provisions of Section 6 or Section 7 hereof. The interest rate for each calendar month shall be the 30-Day London Interbank Offered Rate (LIBOR) plus 75 basis points for the last business day of the immediately preceding calendar month as published in The Wall Street Journal. The “Average Daily Balance” shall be the quotient obtained by dividing the sum of the closing balance in the Account at the end of each calendar day in a calendar month by the number of days in such calendar month.

(c) (i) If a stock allotment is elected in whole or in part by a Key Employee, such Key Employee’s Account shall be credited with a stock equivalent that shall be equal to the number of full and fractional shares of the Company’s Common Stock, par value $1.00 per share (the “Common Stock”), that could be purchased with the dollar amount of the allotment using the Average Closing Price (as defined below) of the Common Stock for the twenty (20) trading days ending on the day preceding the date the Account is so credited. The “Average Closing Price” of the Common Stock means the average of the daily closing prices for a share of the Common Stock for the applicable twenty (20) trading days on the Composite Tape for the New York Stock Exchange D Listed Stocks, or, if the Common Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on which the Common Stock is listed, or, if the Common Stock is not listed on any such Exchange, the average of the daily closing bid quotations with respect to a share of the Common Stock for such twenty (20) trading days on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any system then in use, or, if no such quotations are available, the fair market value of a share of the Common Stock as determined by a majority of the Board of Directors; provided, however, that if a Change in Control (as defined below) shall have occurred, then such determination shall be made by a majority of the Continuing Directors (as defined below).

(ii) Such Key Employee’s Account shall also be credited as of the payment date for each dividend on the Common Stock with additional stock equivalents computed as follows: The dividend paid, either in cash or property (other than Common Stock), upon a share of Common Stock to a shareholder of record shall be multiplied by the number of stock equivalents in the Account and the product thereof shall be divided by the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the dividend payment date. In the case of dividends payable in property, the amount paid shall be based on the fair market value of the property at the time of distribution of the dividend, as determined by a majority of the Board of Directors; provided, however, that if a Change in Control shall have occurred, then such determination shall be made by a majority of the Continuing Directors.

(iii) In the event of any change in the Common Stock, upon which the stock equivalency hereunder is based, by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or any other change in corporate structure, the number of shares credited to the Account shall be adjusted in such manner as a majority of the Board of Directors shall determine to be fair under the circumstances; provided, however, that if a Change in Control shall have occurred, then such determination shall be made by a majority of the Continuing Directors.

6. Distribution

(a) Except as otherwise provided in the Plan, at each Key Employee’s election, the balance in such Key Employee’s Account shall be paid out to the Key Employee commencing on the date which the Key Employee has specified on the election form.

Except as otherwise provided in the Plan, the balance in the Account shall be paid either in a lump sum or, at the Key Employee’s election, in monthly, quarterly, semiannual or annual installments, but such installments shall be payable over a period of years not to exceed ten (10) years (the “Payout Period”). In order to be effective, an election to change the method and/or timing of distribution with respect to the Account must be on a form prescribed by the Company and received by the Company at least six (6) months prior to the Key Employee’s retirement from the Company and in any calendar year preceding the calendar year in which a particular award or bonus (i) can be earned pursuant to the Annual Incentive Plan (or other Eligible Bonus Plan) or the Performance Share Plan, or (ii) would have been earned absent such election. The amount of each installment shall be determined as of the first day of the period in which payment is to be made by dividing the then balance in the Account by the then remaining number of payment dates in the Payout Period. The lump sum or first periodic installment shall be paid by the Company as promptly as is convenient, but not more than sixty (60) days following the date specified by the Key Employee.

(b) In the event a Key Employee ceases to be a Key Employee of the Company, other than after a Change in Control as defined in Section 7(a) below, prior to the distribution of the entire balance in such Key Employee’s

Account, the balance in the Account shall be payable in a lump sum by the Company as promptly as is convenient following the employee’s cessation of Key Employee status.

(c) In the event of the death of a Key Employee prior to distribution of the entire balance in such Key Employee’s Account, the balance in the Account shall be payable in a lump sum by the Company as promptly as is convenient following the Key Employee’s death to:

(i) the surviving beneficiary (or surviving beneficiaries in such proportions as) the Key Employee may have designated by notice in writing to the Company unrevoked by a later notice in writing to the Company or, in the absence of an unrevoked notice;

(ii) the beneficiary (or beneficiaries in such proportions as) the Key Employee may have designated by will; or

(iii) if no beneficiary is designated, the legal representative of the Key Employee’s estate.

In the event a Key Employee becomes disabled or suffers a hardship, the payment commencement date and/or payment schedule with respect to a balance in such Key Employee’s Account may be accelerated by the Compensation and Management Succession Committee of Alabama National BanCorporation (or its designee), in its sole discretion.

(d) The provisions of the Plan shall apply to and be binding upon the beneficiaries, distributees and personal representatives and any other successors-in-interest of the Key Employee.

(e) Distribution of the cash in the Account shall be made in cash. Distribution of stock equivalents in the Account shall be made in whole shares of the Company’s Common Stock; fractional shares shall be paid in cash in an amount equal to the number of fractional shares multiplied by the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date of distribution.

(f) The Company shall deduct from all distributions hereunder any taxes required to be withheld by the federal or any state or local government.

7. Acceleration of Distribution

(a) A “Change in Control” shall be deemed to have occurred upon the happening of any of the following events:

(i) The acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or (14)(d)(2) of the Exchange Act (excluding for purposes hereof any employee benefit plan of the Company or any of its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities, either in one transaction or in a series of transactions; provided, however, that, if prior to such an acquisition, a majority of the Continuing Directors determines that such acquisition shall not, for the purposes of the Plan, be deemed a Change in Control, such acquisition shall not constitute a Change in Control hereunder;

(ii) Individuals who as of the Effective Date (as defined below) constitute the Board of Directors (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a Director of the Company subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Continuing Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of directors of the Company, as such terms are used in Rule 13a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a Continuing Director; or

(iii) Approval by the Board of Directors of (A) a merger, consolidation or reorganization of the Company in which, as a consequence of the transaction, either the Continuing Directors do not constitute a majority of the directors or the continuing or surviving corporation or any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, controls 20% or more of the combined voting power of the continuing or surviving corporation; (B) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company; or (C) any plan or proposal for the liquidation or dissolution of the Company; provided however, that if at the time of such approval, a majority of the Continuing Directors determines that such merger, consolidation, reorganization sale, lease, other transfer, liquidation or dissolution shall not, for purposes of the Plan, be deemed a Change in Control, such transaction shall not constitute a Change in Control hereunder, and, provided further, that if a majority of the Continuing Directors so determines, a Change in Control shall not be deemed to occur until the consummation of any such transaction.

(b) Notwithstanding any other provision of the Plan, if a Change of Control occurs and at any time after the occurrence of such Change in Control either of the following events occurs:

(i) the Key Employee ceases to be a Key Employee of the Company;

(ii) the Plan is terminated; or

(iii) the Company’s capital structure is changed materially;

then the Key Employee shall complete a new election form which shall supersede any prior elections made by such Key Employee. Upon a Change in Control, the Key Employee may reallocate the Key Employee’s Account (including Performance Share Plan bonuses credited as a stock allotment) between cash and stock allotments.

(c) Distribution shall be in accordance with Sections 6(b), 6(c), 6(d) and 6(e) above, except that distribution of stock equivalents in the Account shall be made in cash in an amount equal to the number of stock equivalents to be distributed multiplied by the greater of (i) the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date on which the right to such distribution arose; (ii) the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date of the Change in Control; or (iii) the highest price per share of Common Stock in the transaction or series of transactions constituting the Change in Control.

(d) Reallocation of deferred amounts in the Key Employee’s Account in accordance with Section 7(b) between the stock allotment and cash allotment shall be valued at the greater of (i) the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date on which the right to such reallocation arose; (ii) the Average Closing Price of the Common Stock for the twenty (20) trading days ending on the day preceding the date of the Change in Control; or (iii) the highest price per share of Common Stock in the transaction or series of transactions constituting the Change in Control.

(e) Any payments shall be made by the Company as promptly as practicable, but not more than thirty (30) days following the date on which the right to such payment The Company shall promptly reimburse the Key Employee for all legal fees and expenses reasonably incurred in successfully seeking to obtain or enforce any right or benefit provided under this Section 7.

(f) This Section 7 may not be amended or modified after the occurrence of a Change in Control.

8. Effective Date

The effective date of this Plan is April 16, 1998.

9. Miscellaneous

(a) The election to defer Deferrable Compensation, including but not limited to the allocation of the amount deferred between the cash allotment or the stock allotment portion of the Account, or a combination thereof, and the time and manner of distribution, shall be irrevocable as to amounts payable following the time when the election is made and shall remain irrevocable until a new election form reflecting a change or revocation with respect to amounts payable in a subsequent time period is delivered to the Company not later than December 31 of the calendar year preceding the calendar year of the payment date of the subsequent Deferrable Compensation to which such change or revocation is applicable.

(b) Neither the Key Employee nor any other personnel shall have any interest in any fund or in any specific asset of the Company by reason of amounts credited to the Account of a Key Employee hereunder, nor the right to exercise any of the rights or privileges of a shareholder with respect to any stock equivalents credited to the Account, nor the right to receive any distribution under the Plan except as and to the extent expressly provided for in the Plan. Distributions hereunder shall be made from the general funds of the Company and the rights of the Key Employee shall be those of an unsecured general creditor of the Company.

(c) The interest of the Key Employee under the Plan shall not be assignable by the Key Employee or the Key Employee’s beneficiary or legal representative, either by voluntary assignment or by operation of law, and any assignment of such interest, whether voluntary or by operation of law, shall be ineffective to transfer the Key Employee’s interest; provided, however, that (i) the Key Employee may designate a beneficiary to receive any benefit payable under the Plan upon death, and (ii) the legal representative of the Key Employee’s estate may assign the Key Employee’s interest under the Plan to the persons entitled to any benefit payable under the Plan upon the Key Employee’s death.

(d) Except as provided Section 7 above, the Company may amend, modify, terminate or discontinue the Plan at any time; provided, however, that no such action shall reduce the amounts credited to the Account of a Key Employee immediately prior to such action, nor change the time, method or manner of distribution of such amount, including without limitation distribution in accordance with Section 7 above.

(e) Nothing contained herein shall impose any obligation on the Company to continue the tenure of the Key Employee beyond the term for which such Key Employee may have been elected or appointed or shall prevent the removal of such Key Employee.

(f) This Plan shall be interpreted by and all questions arising in connection therewith shall be determined by the Compensation and Management Succession Committee of Alabama National BanCorporation (or its designee) whose interpretation or determination, when made in good faith, shall be conclusive and binding, unless a Change in Control shall have occurred, in which case such interpretation or determination shall be made by a majority of the Continuing Directors.

(g) If any amounts deferred pursuant to the Plan are found in a “determination” (within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended) to have been includible in gross income by a Key Employee prior to payment of such amounts from the Key Employee’s Account, such amounts shall be immediately paid to such Key Employee, notwithstanding the Key Employee’s elections pursuant to Section 3.

(h) The Deferrable Compensation is still subject to Federal Insurance Contributions Taxes at the rate required by Section 3101 of the Internal Revenue Code, as amended. The Company will withhold such taxes from other compensation which is not deferred.

REVOCABLE PROXY

ALABAMA NATIONAL BANCORPORATION

1927 FIRST AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

This Proxy is solicited on behalf of the Board of Directors of Alabama National BanCorporation (the “Company”) for use at the Annual Meeting of Stockholders to be held on May 5, 2004, and at any postponements or adjournments thereof (the “Annual Meeting”).

The undersigned, being a stockholder of the Company, hereby appoints John H. Holcomb III and Victor E. Nichol, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent the undersigned at the Annual Meeting and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, on the following matters in accordance with the following instructions:

		For All Nominees	Withhold
(other than struck out below)

1.	To elect 15 directors to serve on the Board of Directors until the next annual meeting or until their successors are duly elected and qualified.	____	____

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE,

STRIKE A LINE THROUGH THE NOMINEE’S NAME:

W. Ray Barnes; Dan M. David; John V. Denson; Griffin A. Greene; John H. Holcomb III; John D. Johns;

John J. McMahon, Jr.; C. Phillip McWane; William D. Montgomery; Richard Murray IV;

Victor E. Nichol, Jr.; C. Lloyd Nix; G. Ruffner Page, Jr.; John M. Plunk; and W. Stancil Starnes.

		For	Against	Abstain

2.	To adopt the Alabama National BanCorporation Performance Share and Deferral Plan for Non-Employee Directors of Affiliate Banks as described in the accompanying Proxy Statement.	____	____	____

3.	To ratify the adoption of the Alabama National BanCorporation Plan for the Deferral of Compensation by Key Employees as described in the accompanying Proxy Statement.	____	____	____

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants as described in the accompanying Proxy Statement.	____	____	____

CONTINUED AND TO BE DATED AND SIGNED ON THE RESERVE SIDE.

The undersigned acknowledges that the Annual Meeting may be postponed or adjourned to a date subsequent to the date set forth above, and intends that this Proxy shall be effective at the Annual Meeting after such postponement(s) or adjournment(s). This Proxy is revocable, and the undersigned may revoke it at any time by delivery of written notice of such revocation to the Company or its agent, SunTrust Bank, prior to the date of the Annual Meeting, or by attendance at the Annual Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no direction is made, this Proxy will be voted FOR Proposals 1 through 4 and, with respect to such other matters as may come before the meeting and any postponements or adjournments thereof, as the said proxy holders deem advisable.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN

Dated: , 2004

Signature

Signature

NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE AND SIGN THIS PROXY AND

RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.